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Exhibit 10.20

SUPPLY AGREEMENT

BETWEEN

SMITHKLINE BEECHAM CORPORATION
d/b/a GlaxoSmithKline

AND

PROMETHEUS LABORATORIES INC.

DATED AS OF

October 31, 2007

i

7.4	Regulatory Changes	23
7.5	Regulatory Inspections	23
7.6	Warning Letters	23
Article VIII Intellectual Property		24
8.1	Ownership	24
8.2	New Developments and Modifications	24
8.3	Grant of Licenses	24
8.4	Infringement	25
Article IX Access; Audit Rights		25
9.1	Audit and Inspection Rights	25
9.2	Documentation	26
Article X Representations and Warranties		26
10.1	Representations and Warranties of GSK	26
10.2	Representations and Warranties of Prometheus	27
Article XI Liability and Indemnification		28
11.1	Indemnity by GSK	28
11.2	Indemnity by Prometheus	28
11.3	Procedures	29
11.4	Limitations of Liability	29
Article XII Insurance		30
12.1	GSK Insurance Requirements	30
12.2	Prometheus Insurance Requirements	30
Article XIII Force Majeure Event		30
13.1	General	30
13.2	Termination; Transition	31
Article XIV Term; Termination; Remedies		31
14.1	Term	31
14.2	Termination	31
14.3	Injunctive Relief	32
Article XV Miscellaneous		33
15.1	Standard Forms	33
15.2	Notices	33
15.3	Independent Contractors	34
15.4	Entire Understanding	34
15.5	Unintentional Omissions	34
15.6	Transferability; Binding Effect	34
15.7	Dispute Resolution	34
15.8	Subcontractors	35
15.9	Amendment	35
15.10	Severability	35
15.11	Waiver	35
15.12	Survival	35
15.13	Drafting Ambiguities	35
15.14	Headings; Schedules; Counterparts	35
15.15	Governing Law	36

ii

SCHEDULES TO AGREEMENT

2.2(a)	Form of Forecast
2.6(a)	API Price
2.6(b)	Materials Specific to the Products
3.1	Product Prices and Standard Batch Sizes
3.2(c)	Form of Trading Services Agreement
4.1	Specifications Index
4.4(a)	API Intermediate Material
4.5	Form of Quality Agreement
4.6(a)	Transition Plan Parameters
4.6(c)	API Raw Material and Intermediates

iii

SUPPLY AGREEMENT

        THIS SUPPLY AGREEMENT (this "Agreement") is made and entered into as of the 31st day of October, 2007 by and between SMITHKLINE BEECHAM CORPORATION, a Pennsylvania corporation doing business as GlaxoSmithKline ("GSK"), and PROMETHEUS LABORATORIES INC., a California corporation ("Prometheus"). GSK and Prometheus are sometimes referred to herein individually as a "Party" and collectively as "Parties."

RECITALS

        WHEREAS, on October 31, 2007, GSK and Prometheus entered into an Asset Purchase and Sale Agreement (the "Asset Purchase Agreement") pursuant to which GSK agreed to sell, and Prometheus agreed to buy, all of GSK's rights, title and interests in certain assets related to the Product (as defined below) for manufacture, distribution, marketing and sale in the Territory (as defined in the Asset Purchase Agreement); and

        WHEREAS, in connection with the Asset Purchase Agreement, the Parties wish to enter into this Agreement pursuant to which, as of the Effective Date, GSK will manufacture and supply the Product during the Term (as defined below).

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals, mutual covenants, agreements, representations and warranties contained herein, the Parties hereby agree as follows:

Article I
 Definitions

        "Adverse Event" shall have the meaning provided in Section 6.5 of this Agreement.

        "Affiliate" of a Party or Person means any Person, whether de jure or de facto, that directly or indirectly, controls, is controlled by, or is under common control with such Party or Person, as applicable. Solely as used in this definition, "control" means (a) direct or indirect ownership of more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of such Party or Person, as applicable, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of such Party or Person, as applicable, whether by the ownership of stock, by contract, or otherwise.

        "Agreement" shall have the meaning provided in the first paragraph of this Agreement.

        "API" shall mean the active pharmaceutical ingredient included in the Products, alosetron hydrochloride.

        "API Intermediate" shall have the meaning provided in Section 4.4(a).

        "Applicable Law" means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from governmental authorities relating to or governing the use or regulation of the subject item, including, without limitation, the Medicare and Medicaid Anti-Kickback Statute set forth at 42 U.S.C. §1320a-7b(b), the FD&C Act and the PDMA.

        "Asset Purchase Agreement" shall have the meaning provided in the first recital of this Agreement.

        "Business Day" (whether or not the word is capitalized) shall mean any day other than (i) a day identified by GSK to Prometheus as a non-working day at the Facility or a day identified by Prometheus to GSK as a non-working day, or (ii) a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the State of North Carolina or California.

        "Certificate of Analysis" shall mean a document identified as such and provided by GSK to Prometheus that (i) sets forth the analytical test results for a specified lot of Products shipped to Prometheus or its designee hereunder, (ii) is in conformance with each applicable Drug Application and (iii) states whether such Products are manufactured in accordance with cGMPs and the Specifications.

        "Claim" shall have the meaning provided in Section 15.7 of this Agreement.

        "Closing" shall have the meaning provided in the Asset Purchase Agreement.

        "Closing Date" shall have the meaning provided in the Asset Purchase Agreement.

        "Confidential Information" shall have the meaning provided in Section 5.1 of this Agreement.

        "Consent" shall mean any consent, authorization, permit, certificate, license or approval of, exemption by, or filing or registration with, any Governmental Authority or other Person.

        "cGMPs" shall mean all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products or finished pharmaceutical products. For purposes of this Agreement, cGMPs shall mean (i) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 CFR Parts 210 and 211 and The Good Manufacturing Practice for Medicinal Products in the European Community, Volume IV, as each may be amended from time to time; or (ii) promulgated by any Governmental Authority having jurisdiction over the manufacture of the Products, including those in the form of guidance documents (including but not limited to advisory opinions, compliance policy guides and guidelines) that are being implemented within the pharmaceutical manufacturing industry for such Products, and subject to any arrangements, additions or clarifications agreed to from time to time by the Parties in the Quality Agreement.

        "Days" (whether or not the word is capitalized) shall mean, except where specified otherwise, calendar days.

        "Delivered" or "Delivery" shall have the meaning provided in Section 3.5(b) of this Agreement.

        "Delivery Date" shall mean for each shipment the date specified by Prometheus in the related Purchase Order that GSK shall make the Products available for such shipment out of the Facility in accordance with this Agreement.

        "Drug Application" shall mean any New Drug Application (NDA) filed with the FDA, any Abbreviated New Drug Application (ANDA) filed with the FDA, any Supplemental New Drug Application (sNDA) filed with the FDA, any product license or any equivalent drug application or similar pharmaceutical product approval administered by any foreign Governmental Authority, or extension or renewal of any of the foregoing.

        "Effective Date" shall mean the Closing Date.

        "Facility" shall mean GSK's manufacturing facility located in Zebulon, North Carolina, USA.

        "FD&C Act" means the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder from time to time.

        "FDA" shall mean the United States Food & Drug Administration or any successor agency.

        "Firm Zone" shall have the meaning provided in Section 2.2(b) of this Agreement.

        "Force Majeure Event" shall have the meaning provided in Section 13.1 of this Agreement.

        "Forecast" shall have the meaning provided in Section 2.2(a) of this Agreement.

        "Governmental Authority" shall mean any nation or government, any provincial, state, regional, local, or other political subdivision thereof, any supranational organization of sovereign states, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government.

        "GSK" shall have the meaning provided in the first paragraph of this Agreement.

        "GSK Indemnitee" shall have the meaning provided in Section 11.2 of this Agreement.

        "GSK Intellectual Property" shall mean any and all Intellectual Property relating to the manufacture of pharmaceutical products generally that was (i) owned by or licensed by GSK or GSK Affiliates at the Effective Date (other than Intellectual Property relating to the Products purchased by or licensed to Prometheus under the Asset Purchase Agreement), or (ii) developed or acquired by GSK or GSK Affiliates on or after the Effective Date.

        "Indemnified Party" shall have the meaning provided in Section 11.3 of this Agreement.

        "Indemnifying Party" shall have the meaning provided in Section 11.3 of this Agreement.

        "Initial Term" shall have the meaning provided in Section 14.1 of this Agreement.

        "Intellectual Property" shall have the meaning provided in the Asset Purchase Agreement.

        "Loss" and "Losses" shall have the meaning, collectively, provided in the Asset Purchase Agreement.

        "Materials" shall mean (i) all raw materials, components, work-in-process and other ingredients including finished API required to manufacture the Products and (ii) all labels and packaging materials used in the manufacture, storage and shipment of Products. For the avoidance of doubt, the above definition of Materials does not include API Intermediate or API raw materials and intermediates identified on Schedule 4.6(c).

        "Materials Certification" shall have the meaning provided in Section 4.4(c) of this Agreement.

        "Nonconformity" shall have the meaning provided in Section 6.2(a) of this Agreement.

        "Party" and "Parties" shall have the meanings given such terms, respectively, in the first paragraph of this Agreement.

        "PDMA" means the Prescription Drug Marketing Act of 1987, as amended, and the regulations promulgated thereunder from time to time.

        "Person" shall mean any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any Governmental Authority.

        "Process Developments" shall have the meaning provided in Section 8.2(a) of this Agreement.

        "Product Developments" shall have the meaning provided in Section 8.2(a) of this Agreement.

        "Product Event" shall have the meaning provided in Section 6.7 of this Agreement.

        "Product Price" shall have the meaning provided in Section 3.1 of this Agreement.

        "Products" or "Product" shall mean the Lotronex® (alosetron hydrochloride) pharmaceutical products set forth on Schedule 3.1.

        "Prometheus Indemnitee" shall have the meaning provided in Section 11.1 of this Agreement.

        "Prometheus Intellectual Property" shall mean any and all Intellectual Property relating to the Products that was (i) purchased by Prometheus from GSK under the Asset Purchase Agreement as of the Effective Date, or (ii) developed or acquired by Prometheus on or after the Effective Date.

        "Prometheus Rights" shall have the meaning provided in Section 8.3(a) of this Agreement.

        "Purchase Order" shall have the meaning provided in Section 2.3 of this Agreement.

        "Quality Agreement" shall have the meaning provided in Section 4.5 of this Agreement.

        "Quarterly Meeting" shall have the meaning provided in Section 2.5 of this Agreement.

        "Regulatory Acts" shall mean, as applicable, the United States Federal Food, Drug and Cosmetic Act, as amended, the rules and regulations thereunder, and any other laws and regulations governing the approval, manufacture, sale or licensing of pharmaceutical products or ingredients for inclusion applicable to the Products.

        "Regulatory Authorities" shall mean any division of the FDA and any other applicable counterpart agency or authority that administers any Applicable Laws governing the approval, manufacture, sale or licensing of pharmaceutical products or ingredients for inclusion therein applicable to the Products.

        "Renewal Term" shall have the meaning provided in Section 14.1 of this Agreement.

        "Specifications" shall mean, as applicable, all specifications for the finished Product, the Materials, approved suppliers, formula, manufacturing, analytical and testing procedures, release, filling, packaging, storage, labeling, artwork and other processes relating to the manufacture of the Products as agreed by the Parties and indexed in Schedule 4.1 to this Agreement, including all master formulas and process flow diagrams, all as amended from time to time by the Parties under Section 4.2 of this Agreement.

        "Tax" or "Taxes" means any and all taxes, assessments, levies, tariffs, amounts subject to escheat, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority.

        "Term" shall have the meaning provided in Section 14.1 of this Agreement.

        "Territory" shall have the meaning provided in the Asset Purchase Agreement.

        "Third Party(ies)" shall mean any Person other than the Parties or their respective Affiliates.

        "Third Party Claim" shall have the meaning provided in Section 11.1 of this Agreement.

        "Third Party Supplier" shall have the meaning provided in Section 4.6 of this Agreement.

        "Trading Services Agreement" shall have the meaning provided in Section 3.2(c) of this Agreement.

Article II
 Sale and Purchase of Products

        2.1    General.

        Subject to the terms and conditions of this Agreement, during the Term, GSK agrees to manufacture the Product exclusively at the Facility for sale to Prometheus, and Prometheus agrees to purchase on a non-exclusive basis from GSK the Product for sale within the Territory. Until such time as Prometheus obtains all necessary Consents from the appropriate Regulatory Authorities for manufacture of the Products by Prometheus or its Third Party supplier(s) as described in Section 4.6, Prometheus will not sell Products manufactured by Prometheus or its Third Parties in the Territory. For the avoidance of doubt, nothing in this Section 2.1 shall limit Prometheus' ability to enter into agreements for the manufacture and supply of the Product from Third Party Suppliers as contemplated by Section 4.6.

        2.2    Prometheus Monthly Forecasts.

          (a)    General.    During the Term, and starting immediately on the Effective Date, Prometheus shall provide to GSK, substantially in the format set forth in Schedule 2.2(a), the then current Product inventory balance and a projection for the next succeeding twenty-four (24) months (or such shorter period remaining under the Term) of the anticipated volumes of each Product (each, a "Forecast") to be ordered by Prometheus pursuant to Section 2.3 below. Projected volumes for each Product for each month in the Forecast shall be equivalent to full increments of GSK's standard batch size for each Product as per Schedule 3.1. Prometheus shall provide such rolling projections to GSK on the first Business Day of each month during the Term.

          (b)    Firm Zone.    The volume requirements for each Product as set forth for each of the first four (4) months of each such Forecast will be a binding commitment to purchase the specified volumes of those Products (each such four month period shall be referred to herein as the "Firm Zone"). In developing the updated monthly Forecast, Prometheus shall ensure that the Product volumes for the new month rolling into the new Firm Zone portion of such updated Forecast (i.e., when month five (5) in the preceding Forecast becomes month four (4) in such updated Forecast) shall not vary by more than the greater of either (i) plus or minus [***] or (ii) plus or minus [***] percent (±[***]%) from Prometheus' forecasted requirements specified for such month in the previous month's submitted Forecast.

          (c)    Non-Binding Forecasts.    The Product volumes specified for the fifth (5th) through the twenty-fourth (24th) month of each Forecast shall be non-binding estimates of future Product requirements.

        2.3    Purchase Orders.

        Contemporaneously with its delivery of a Forecast, Prometheus shall deliver to GSK a purchase order (each, a "Purchase Order") for any Product volumes in such Firm Zone for which Purchase Orders have not already been submitted in prior months, and such Product volumes shall be equivalent to full increments of GSK's standard batch size for each Product as per Schedule 3.1. Each Purchase Order shall specify the volumes of Products ordered, and the Delivery Date the Product is to be made available to Prometheus for pick-up by Prometheus' designated carrier or freight forwarder. Purchase Orders may be delivered electronically or by other means to such location as GSK shall reasonably designate. Prometheus shall issue each Purchase Order to GSK not less than one hundred twenty (120) days prior to (i) the Delivery Date on which Prometheus has requested GSK to deliver Product pursuant to each such Purchase Order, and (ii) the termination of this Agreement pursuant to Section 14.2(a) or the expiration of the Term. Provided that the Product volumes conform to the Firm Zone volumes under Section 2.2 and requested Delivery Dates on any Purchase Order conform to the requirements of the immediately preceding sentence, GSK will review and accept such Purchase Order within five (5) Business Days after receipt thereof. If Product volumes or requested Delivery Dates on any Purchase Order do not so conform in any respect, then such Purchase Order shall be reviewed and handled by the parties in accordance with Section 2.4. In the absence of the receipt by GSK of a Purchase Order for any volumes in the Firm Zone, the volumes forecast in such Firm Zone shall constitute a binding Prometheus Purchase Order. Purchase Order quantities Delivered by GSK may vary by ± [***] percent ([***]%) from the quantities ordered. Such variances shall not constitute a breach of contract by GSK, provided that Prometheus shall only be obligated to pay for the amount of invoiced Product actually received, subject to Sections 6.2 and 6.3. Notwithstanding anything to the contrary herein, following the date on which Prometheus has received the required Regulatory Authority Consents to manufacture the Products at its own facility, or at a Third Party facility as described in Section 4.6, Prometheus may elect to no longer submit Forecasts or Purchase Orders under Sections 2.2 and 2.3 provided that Prometheus shall notify GSK in writing that it will no longer submit Forecasts and/or Purchase Orders. If Prometheus provides such notice, then GSK shall only be obligated to accept any Purchase Orders that conform with the last monthly Forecast and such corresponding Firm Zone submitted by Prometheus prior to such notice. For the avoidance of doubt, Prometheus may continue to submit monthly Forecasts per Section 2.2 (even if Prometheus already has received the required Regulatory Authority Consents for manufacture as described in Section 4.6) and the Parties' obligations to submit and accept Purchase Orders shall continue to be governed by Sections 2.3 and 2.4 during the Term and subject to conditions per Section 4.4(a) and 14.2(b).

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        2.4    Accommodations.

        From time to time, due to significant unforeseen circumstances, Prometheus may deliver to GSK a Purchase Order for Product volumes in excess of those specified in any Firm Zone or with Delivery Dates shorter than the periods specified in Section 2.3, accompanied by Prometheus' written request for an accommodation. Within ten (10) Business Days after GSK's receipt of such Purchase Order and Prometheus' written request, GSK shall determine whether using commercially reasonable efforts it can provide Prometheus with such excess Product volumes or the Product within such expedited Delivery Date without incurring incremental costs, but shall not be obligated to accommodate Prometheus if doing so would adversely impact GSK's ability to fulfill its requirements or GSK's commitments to other customers. Within ten (10) Business Days after GSK's receipt of such Purchase Order and Prometheus' written request, (a) if GSK determines it can accommodate Prometheus' request without incurring any additional incremental costs, then it shall accept such Purchase Order; (b) if GSK determines it cannot accommodate Prometheus' request or that accommodating Prometheus' request would adversely impact GSK's ability to fulfill its commitments to other customers, then it shall reject such Purchase Order; and (c) if GSK determines that additional incremental costs (e.g., expedited shipping, special handling, overtime, etc.) or any other requirements would be needed to accommodate Prometheus' request, then GSK shall provide Prometheus with written notification of such incremental costs or other requirements. If GSK provides written notice that additional incremental costs or other requirements are necessary to accommodate Prometheus' request, Prometheus shall, at its option, by written notice to GSK, either: (i) agree to reimburse GSK for such additional incremental costs to be incurred or agree to such other requirements, as applicable (and GSK shall promptly accept such Purchase Order), or (ii) promptly amend its Purchase Order to reduce its order quantity to the forecasted amount or adjust its lead time to the amount specified in Section 2.3, as applicable.

        2.5    Quarterly Meetings.

        Unless otherwise mutually agreed in writing, the Parties shall meet either face-to-face or via teleconference (as mutually determined by the parties) no less than quarterly to discuss the Forecasts delivered by Prometheus pursuant to this Agreement and other matters relevant to the supply of Products hereunder (each such meeting hereinafter referred to as a "Quarterly Meeting"). Prometheus shall provide to GSK at each Quarterly Meeting all other readily available, appropriate data relating to the Products or Prometheus' prospective demands and trends for the Products.

        2.6    Purchase of Products and Materials upon Expiration or Termination.

          (a)    Products and API.    Within ten (10) Business Days of any termination of this Agreement under Section 14.2(b) and 14.2(d) or by Prometheus pursuant to Section 14.2(a) or 14.2(c) or the expiration of this Agreement, GSK shall provide Prometheus with a description of all finished Products and API then held in GSK inventory subject to Section 6.1. Within ten (10) Business Days of Prometheus' receipt of such description, Prometheus shall submit a purchase order for all of such inventory of Products and/or API, which purchase order shall specify a purchase price equal to (i) for the then-current Product Price per Schedule 3.1 and (ii) the API price set forth on Schedule 2.6 for finished API, and GSK shall sell all of the foregoing inventory of Products and/or API to Prometheus for such purchase price. In the event a purchase order is not provided, then Prometheus shall be deemed to have provided a purchase order for all of such inventory of Products and/or API. For the avoidance of doubt, Products or API sold to Prometheus under this Section 2.6(a) are subject to Article VI.

          (b)    Materials.    Within ten (10) Business Days of any termination of this Agreement under Section 14.2(b) and 14.2(d) or by Prometheus pursuant to Section 14.2(a) or 14.2(c) or the expiration of this Agreement, GSK shall provide Prometheus with a description of all quantities of Materials listed on Schedule 2.6(b), as such Schedule is amended by the Parties from time to time to conform with Materials changes reflected in any Specification changes made pursuant to Section 4.2, then held in GSK inventory that are (i) specific to the Product, (ii) have been maintained by GSK consistent with the requirements of Section 4.4(a) and (iii) not otherwise usable by GSK in its ordinary course of business of manufacturing pharmaceutical products. Within ten (10) Business Days of Prometheus' receipt of such description, Prometheus shall submit a purchase order for all of such inventory of Materials and such purchase order shall specify a purchase price equal to GSK's invoiced cost for Materials, and GSK shall sell all of the foregoing inventory of Materials to Prometheus for such purchase price. In the event a purchase order is not provided, then Prometheus shall be deemed to have provided a purchase order for all of such inventory of Materials. For the avoidance of doubt, Materials sold to Prometheus under this Section 2.6(b) are subject to Section 6.9(d).

          (c)   GSK shall use commercially reasonable efforts to make available to Prometheus for pickup by Prometheus' carrier the Products, API and Materials purchased by Prometheus under subsections (a) and (b) of this Section 2.6 as soon as practicable (and in any case within fifteen (15) days) after Prometheus' purchase order therefor. Should Prometheus desire for GSK to destroy any of such Products, API, or Materials, Prometheus shall provide written notice to GSK to destroy such Products, API or Materials at Prometheus' expense and GSK shall comply with Prometheus request. The Parties agree and acknowledge that the Parties' rights and obligations under this Section 2.6 with respect to purchases at contract expiration or termination are independent of the Parties' rights and obligations with respect to purchases during the Initial Term under Sections 4.6(b) and (c).

Article III
 Prices for Products; Shipment; Payments

        3.1    Price; Annual Adjustment.

          (a)   During the Term, Prometheus shall pay the applicable price for each Product set forth on Schedule 3.1, attached hereto and incorporated herein ("Product Price"), subject to adjustment as described in this Section 3.1.

          (b)   The Product Prices will be reviewed annually during the Initial Term and first Renewal Term, and if required may be adjusted each January 1 beginning in January 2009 upon sixty (60) days written notice from GSK to Prometheus. Any increase during the Initial Term and first Renewal Terms shall not be in excess of [***]. The Parties promptly shall amend Schedule 3.1 to reflect any such price adjustments during the Initial Term and first Renewal Term.

          (c)

              (i)  In the event Prometheus elects to extend the Agreement per Section 14.1 beyond the first Renewal Term, then at the end of the first Renewal Term, the Product Prices then in effect shall be automatically increased by [***] percent ([***]%) and the Product Prices shall be applied retroactively to the beginning of the first Renewal Term and the Parties promptly shall amend Schedule 3.1 to reflect such price adjustments. GSK will calculate the new value of the Product supplied during the first Renewal Term based on the adjusted Product Price

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    per Schedule 3.1 and issue an invoice (payable in full within ten (10) days) to Prometheus for the difference between the new value of Product supplied and the amount previously invoiced for Product. Any subsequent invoices for the first Renewal Term shall reflect the adjusted Product Price per the amended Schedule 3.1. Notwithstanding the foregoing, if GSK's failure to timely perform its obligations under the Transition Plan prevents Prometheus' planned qualification of a Third Party Supplier of Product prior to the end of the Initial Term, then the effective date of the [***] percent ([***]%) price increase under this Section 3.1(c)(i) shall be delayed an amount of days equal to the number of days GSK's performance delayed Prometheus' qualification of a Third Party Supplier of Product.

             (ii)  At the beginning of any subsequent Renewal Term(s), the Product Prices in effect at the end of the immediately preceding Renewal Term (including, for the avoidance of doubt, the adjusted price per Section 3.1(c)(i)) shall be automatically increased by [***] percent ([***]%) and the Parties promptly shall amend Schedule 3.1 to reflect any such price adjustments.

          (d)   Except as set forth herein, Prometheus shall be responsible for all costs related to the preparation of new packaging Materials, including all new packaging artwork design and preparation, die costs, films and proofs. Notwithstanding the foregoing, GSK shall be responsible for those costs associated with the initial labeling change as described in Section 4.2(d)(ii), other than costs related to obsolete Materials. Prometheus shall be responsible for all costs of obsolete Materials (including all labels and packaging materials) and associated destruction of such obsolete Materials by GSK related to any changes related to labels or packaging Materials under Section 4.2(d), except where GSK requests a labeling change pursuant to Section 4.2.(d)(i), in which case GSK shall be responsible for all costs of obsolete Materials (including all labels and packaging materials) and associated destruction of such obsolete Materials by GSK related to such changes.

          (e)   Prometheus shall be responsible for all costs of new or replacement tooling costs specific to the Product which is required and associated with manufacturing or packaging for the Products, except where the negligence of GSK is the direct cause of Prometheus having to make such new/replacement tooling investment.

          (f)    Prometheus shall be responsible for the cost of any Specification changes (i) requested by Prometheus pursuant to Section 4.2 to maintain high standards but that are not required for compliance with Regulatory Acts and Applicable Laws, (ii) required for compliance with Regulatory Acts and Applicable Laws that are specific to the Product, or (iii) required for compliance with Regulatory Acts and Applicable Laws that are not specific to the Product but nonetheless impact upon the Product, but in such case, only such incremental cost attributed to the Product and excluding any amounts attributable to capital expenses (e.g., equipment or Facility improvements) that cannot be identified specifically to and used exclusively for the Product.

          (g)   GSK shall be responsible for the cost of any Specification changes requested by GSK pursuant to Section 4.2 to maintain high standards but that are not required for compliance with Regulatory Acts and Applicable Laws. In addition, GSK shall be responsible for cost of all other Specification changes required pursuant to Section 4.2 for compliance with Regulatory Acts and Applicable Laws that are not Prometheus' responsibility under Section 3.1(f).

        3.2    Invoices.

          (a)   All invoices for API, API Intermediate, Materials or API raw materials and intermediates purchased by Prometheus under Sections 2.6(a), 2.6(b) or 4.6(c) or for expenses, fees or costs

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  (other than expenses, fees or costs for the purchase of Product) that Prometheus is obligated to pay to GSK under this Agreement must be submitted by GSK (or its Affiliate) to Prometheus at Prometheus' designated address.

          (b)   All invoices for Products shall be submitted by GSK (or its Affiliate) to Prometheus at Prometheus' designated address upon release of Products for Delivery to Prometheus as set forth in the applicable Trading Services Agreement.

          (c)   Not less than thirty (30) days prior to Delivery of the first shipment of Product to Prometheus, Prometheus and GSK's Affiliate shall enter into an agreement in the form set forth in Schedule 3.2(c) (the "Trading Services Agreement"). For the avoidance of doubt, in the event of any inconsistency or conflict between the terms of the Trading Services Agreement and this Agreement, the terms of this Agreement shall govern.

        3.3    Payment.

        Payments for Products or reimbursable costs and/or expenses invoiced under Section 3.2 shall be due net thirty (30) days from the date of invoice. Any payment due GSK (or its Affiliate) from Prometheus that is past due under this Agreement and not subject to a bona fide dispute shall bear interest at a rate equal to the [***] of (i) [***] percent ([***]%) per year or (ii) the maximum rate permitted by Applicable Law, calculated based on the number of days that the payment is delinquent. Prometheus and GSK stipulate and acknowledge that the credit terms stated herein expressly represent a financial accommodation and are a material and not merely incidental part of this Agreement. Accordingly, Prometheus' rights to any extension of credit are subject to 11 U.S.C. §§ 365(c)(2) and 365(e)(2)(B). Prometheus and GSK further stipulate and acknowledge that the financial condition of Prometheus is a material condition to GSK's willingness to sell on credit to Prometheus, and accordingly, if Prometheus fails to timely pay any amounts due under this Section 3.3 (excluding amounts that are the subject of a bona fide dispute), at GSK's sole election, GSK may (i) require cash payment for all current amounts due, and/or (ii) require cash payment for all future amounts due or appropriate security before resumption of any future shipments of Product or API. If Prometheus fails to comply with GSK's election under (i) and/or (ii), at GSK's sole election, GSK may additionally (a) delay or deny future Product or API shipments, and/or (b) delay or suspend its existing manufacturing obligations under this Agreement. GSK's delay, denial and suspension pursuant to this Section 3.3 shall not be a material breach of GSK's obligations under this Agreement.

        3.4    Payment Denominations.

        All payments to be made under this Agreement shall be made in United States dollars unless otherwise specified herein or agreed by the Parties.

        3.5    Shipment; Title; Inspection.

          (a)    General.    All Products shall be shipped [***] (as defined in INCOTERMS, 2000 edition, published by the International Chamber of Commerce, ICC Publication 560) [***]. GSK will load the Product onto the transport vehicle of Prometheus' designated carrier or freight forwarder at the Facility. Pallet configurations for the Product shall be set forth in the applicable Specifications.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (b)    Title/Risk of Loss.    Title to and risk of loss with respect to any Products shall pass from GSK to Prometheus when GSK finishes loading the Product onto the transport vehicles of Prometheus' designated carrier or freight forwarder at the Facility. Product shall be deemed delivered to Prometheus upon GSK's completion of loading the Product onto the transport vehicles of Prometheus' designated carrier or freight forwarder at the Facility ("Delivered" or "Delivery").

          (c)    Inspection.    Following receipt of a shipment of Product from GSK, Prometheus or its designated agent shall, within thirty (30) days, carry out a visual inspection of such shipment to ensure that packaging and labeling of Product has taken place in accordance with the Specifications and is accompanied by an associated Certificate of Analysis, and shall notify GSK in writing if the visual inspection reveals any quantitative discrepancies or other deficiencies. For the purposes of this Agreement, "visual inspection" also shall include:

              (i)  comparing the applicable Purchase Order against the documentation accompanying the shipment to verify that the Delivery Date, identity, quantity and exterior shipment labeling comply with the Purchase Order and match the accompanying documentation for the shipment of Product;

             (ii)  verifying that the Certificate of Analysis for the shipment conforms in all material respects with the requirements of this Agreement; and

            (iii)  visually inspecting the exterior of the shipment of Products to verify that the shipment appears to be in good condition.

        3.6    Taxes.

          (a)   Prometheus shall be responsible for (i) any personal property Taxes on property it owns or leases; (ii) franchise and privilege Taxes on its business; and (iii) Taxes based on its net income or gross receipts.

          (b)   GSK shall be responsible for (i) any personal property Taxes on property it owns or leases; (ii) franchise and privilege Taxes on its business; and (iii) Taxes based on its net income or gross receipts.

          (c)   GSK shall bear all responsibility and liability for all sales, use, excise, value-added, services, consumption, and other Taxes and duties payable by GSK on any goods or services used or consumed by GSK in manufacturing the Products where the Tax is imposed on GSK's acquisition or use of such goods or services and the amount of Tax is measured by GSK's costs in acquiring these goods or services. GSK shall be solely responsible for (i) payment of all compensation to GSK personnel, whether employees or subcontractors of GSK, (ii) all health or disability insurance, retirement benefits, and other welfare or pension benefits to which GSK employees may be entitled and (iii) all employment Taxes and withholding with respect to GSK employees.

        3.7    Timely Delivery.

        GSK shall use commercially reasonable efforts to ensure that each Product delivery to Prometheus and/or its designee is made within the time frames requested by Prometheus on accepted Purchase Orders. From time to time, GSK may be unable to meet the Delivery Date set forth in an accepted Purchase Order. In such an event, GSK promptly shall notify Prometheus of the revised Delivery Dates. Prometheus shall provide GSK prompt notice of its agreement to such revised Delivery Dates unless the revised dates would reasonably be expected to result in having less than thirty (30) days of safety stock or in short-dated Product inventory with less than twelve (12) months remaining shelf life. If the revised Delivery Dates would result in Prometheus having less than thirty (30) days of safety stock or short-dated Product situation, Prometheus shall provide GSK notice of its rejection of the revised Delivery Dates and reasonably detailed documentation evidencing the below thirty (30) day safety stock or short-dated Product situation. Immediately thereafter, GSK shall enter Prometheus' open purchase order(s) into GSK's "Supply Chain Issue Management" process to escalate the matter to a senior level discussion for evaluation and resolution and shall take those actions necessary to fill such purchase order(s). Prometheus shall receive a discount of [***] percent ([***]%) for Product delivered more than [***] calendar days past the Delivery Date specified in a Purchase Order accepted by GSK under Section 2.3, as such Delivery Date may be revised under this Section 3.7. Prometheus shall receive a discount of [***] percent ([***]%) for Product delivered more than [***] calendar days past the Delivery Date specified in a Purchase Order accepted by GSK under Section 2.3, as such Delivery Date may be revised under this Section 3.7. Prometheus shall receive a discount of [***] percent ([***]%) for Product delivered more than [***] calendar days past the Delivery Date specified in a Purchase Order accepted by GSK under Section 2.3, as such Delivery Date may be revised under this Section 3.7. For the avoidance of doubt, Prometheus shall not be entitled to any discount for Product reflected on any Purchase Order reflecting an accommodation and accepted by GSK under Section 2.4. In lieu of receiving a discount, in the event Prometheus already has qualified a Third Party Supplier under Section 4.6(a), Prometheus may cancel the applicable Purchase Order and, if desired, arrange for manufacture of such quantities by such alternate Third Party supplier. Any discount amount shall be paid, at GSK's option, either by (a) reflecting such amount in GSK's invoice for such Product subject to the late delivery, (b) granting Prometheus a credit against any outstanding invoices, or (c) paying Prometheus such amount in cash, by check or via other payment method acceptable to Prometheus. The remedies set forth in this Section 3.7 and Section 14.2(c) shall constitute Prometheus' sole remedies for GSK's failure to meet the Delivery Date set forth in an accepted Purchase Order.

Article IV
 Manufacture of Products

        4.1    General.

        GSK shall manufacture, test, package, store, handle, label, release, deliver and perform such stability studies and other required testing (as identified in the Quality Agreement) of the Product in accordance with the Specifications, cGMPs, Applicable Laws, Regulatory Acts and the Quality Agreement. GSK acknowledges and agrees that it has all Specifications, reference materials and manufacturing documentation necessary to manufacture, package and test Product as of the Effective Date. During the Term, Prometheus shall be responsible to provide GSK with all Product-specific tooling required and associated with manufacturing or packaging for the Products. Prometheus shall not remove any of such tooling from the Facility without the written consent of GSK prior to GSK's completion of all of its manufacturing and supply obligations under this Agreement. GSK acknowledges and agrees that as of the Effective Date such Product-specific tooling is in GSK's possession at the Facility.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        4.2    Specification Changes.

          (a)   During the Term, GSK will accept a labeling change from Prometheus as contemplated by this Section 4.2 but otherwise the Parties acknowledge and agree that GSK does not intend to make any material changes (such as packaging design, manufacturing process or similar or related changes) to the existing Product during the Term.

          (b)   Either Party may request a Specifications change intended to maintain high standards but that are not required for compliance with Regulatory Acts and Applicable Laws. The Parties shall discuss in good faith the implementation of any such requested changes; provided however, that, such changes shall be made only with the Parties' mutual consent. Either Party may provide notice to the other Party regarding a Specifications change required for compliance with Regulatory Acts and Applicable Laws, and the other Party's approval of such Specification change shall not be unreasonably withheld; provided, however, if there are two or more alternatives for complying with the change in Regulatory Acts and Applicable Laws, each of which GSK believes, in its sole discretion, it can implement on a product-by-product basis without undue burden to GSK's overall manufacturing operations, then Prometheus shall have the right to choose which of such alternatives shall be implemented. The costs for changes to the Specifications under this Section 4.2(b) shall be borne as described in Sections 3.1(f) and 3.1(g), as applicable.

          (c)   GSK shall not make any revisions to the Specifications without prior written consent of Prometheus in accordance with the Quality Agreement. All requests by GSK for such revisions shall be submitted in writing to Prometheus on the forms included in the Quality Agreement.

          (d)   (i)    General.    From time to time Prometheus or GSK may require labeling or artwork changes that will affect the Products. These changes may either be initiated by Prometheus or GSK or may be a requirement resulting from cGMPs changes. Responsibility for the cost of all such labeling or artwork changes under this Section 4.2(d) shall be borne as described in Section 3.1.

            (ii)    Initial Product Labeling.    The Parties agree that the Product labeling for Products shall initially display GSK's artwork, logos and trademarks and an NDC code that contains GSK's labeler code. GSK shall prepare the initial labeling change for Product to change from GSK's artwork, logos, trademarks and NDC Code to Prometheus' artwork, logos, trademarks and NDC Code provided that Prometheus supplies GSK with all necessary information, including artwork, logos, trademarks and NDC Code, to make such change in a timely manner with at least six-months lead-time prior to the Delivery Date specified in any Purchase Order for Product that Prometheus desires will contain such new labeling. Except with respect to information provided by GSK, Prometheus shall be responsible for ensuring the accuracy of all information contained on all labels and labeling for the Products and for the compliance of all such labels and labeling with Applicable Laws. Prometheus shall, within ten (10) Business Days of receipt of agreed artwork documents, either provide GSK any necessary corrections thereto or notify GSK of its approval of such artwork documents. GSK's obligations to supply Prometheus with Product with the new initial labeling by such requested Delivery Date shall be contingent upon GSK's timely receipt of the foregoing artwork information and timely approval of such artwork and other necessary items and cooperation from Prometheus.

            (iii)    All Other Labeling.    Upon completion of the initial labeling per Section 4.2(d)(ii) and receipt of the associated Materials, GSK shall provide the native files to Prometheus for such labeling. For any changes other than the initial change required to change from GSK's logo and NDC to Prometheus' logo and NDC, Prometheus shall be responsible for preparing all such labeling or artwork changes. All labeling or artwork changes shall use the existing dielines for such Materials. Any GSK information, if required, for the labeling such as component number, company name or address shall be provided by GSK to Prometheus and Prometheus shall allow GSK [***] Business Days to review any change to GSK information reflected in any changed labeling prior to approval. For any such changes, the Parties shall agree upon the timeframe for implementation, provided that such timeframe to implement shall not be less than [***] days in advance of the Delivery Date under the corresponding Purchase Order planned for implementation. Any changes to existing dielines must be reviewed and agreed between the Parties prior to establishing and agreeing on implementation of such changes and subject to Section 4.2(b). Additionally, Prometheus shall be responsible to provide approved native files to the approved vendors of Materials and should Prometheus require proofs, samples or other such items for approval of its artwork, Prometheus shall work directly with the vendors to obtain such items. Prometheus will provide to GSK final approved artwork in an acceptable graphics form (i.e., InDesign or Ilustrator CS1) and GSK will migrate such approved artwork into its systems pursuant to Section 4.4(a).

            (iv)    Confirmation of Labeling Responsibilities.    For avoidance of doubt, except for GSK's preparation of the initial labeling change under Section 4.2(d)(ii), Prometheus shall have sole responsibility for preparing and providing approved artwork to GSK. GSK's responsibility for labeling changes other than the initial labeling change shall be limited to (A) providing GSK information to Prometheus and migrating approved artwork into its systems under Section 4.2(d)(iii), and (B) placing orders with Prometheus' approved vendors under Section 4.4(a).

          (e)   Prometheus will be responsible for making appropriate filings or notifications of any such Specification changes to the applicable Governmental Authorities, provided that to the extent such information has not been previously provided by GSK, GSK shall reasonably cooperate with Prometheus with such filings and/or notifications. Prior to implementation of any change to the Specifications, the Parties shall agree upon a procedure to ensure that applicable Governmental Authorities have approved the Specifications, to the extent necessary, and that GSK is given a reasonable period of time to implement any changes required by any such applicable Governmental Authority with regard to the Specifications.

        4.3    Validations and Stability Studies.

          (a)    General.    During the Term, GSK shall perform, at no additional cost to Prometheus, on an on-going basis all validations and stability studies required by the Specifications as in effect as of the Effective Date, cGMPs or Applicable Laws in connection with the regular course of manufacturing the Products for commercial supply, provided that Prometheus shall reimburse GSK for the cost of any additional validation or stability studies necessitated by a change to the Specifications made at the request of Prometheus or required by Applicable Law.

          (b)    Reference Standards.    Unless available through the United States Pharmacopeia, Prometheus shall provide, without charge to GSK, analytical reference standards for each of the Products. The reference standards shall be provided in quantities reasonably required for GSK to perform its obligations relating to the manufacture, stability or other testing, or any other obligation under this Agreement.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        4.4    Materials.

          (a)    General.    To produce Products under this Agreement, GSK will obtain Materials and API raw materials and intermediates (identified on Schedule 4.6(c)) only from suppliers named in the Specifications, where applicable, and shall store, maintain, test and release, as applicable, all Materials, and API raw materials and intermediates (identified on Schedule 4.6(c)) in accordance with the applicable Specifications, the Quality Agreement, and as otherwise required by cGMPs, Applicable Laws and Regulatory Acts. GSK acknowledges and agrees that (i) it has all Specifications and manufacturing documentation necessary to manufacture and test API as of the Effective Date, and (ii) it has all Specifications necessary to test Materials as of the Effective Date. To the extent necessary to fulfill its obligations under this Agreement, GSK shall, during the Initial Term, perform a one-time API manufacture using the Stage 3B (alosetron base PG) intermediate material (the "API Intermediate") held in inventory by GSK as of the Effective Date as identified on Schedule 4.4(a) to produce API in standard batch sizes of approximately [***] kilograms each, and total batches not to exceed a total yield of approximately [***] kilograms. Each batch produced or the total batches produced may vary by ± [***] percent ([***]%). The batches produced in this one-time API manufacture shall be as outlined in Section 4.6(b) below, and Prometheus acknowledges that production of API from API Intermediate will require at least six-months lead time from Prometheus' notice under Section 4.6(b)(i) and that GSK may, but shall not be obligated to, complete production of API from API Intermediate earlier than January 31, 2009. GSK shall not be obligated to manufacture or obtain additional API or API Intermediate beyond the amounts identified in this Section 4.4(a) except to the extent such API or API Intermediate is not usable or deemed Nonconforming as in Section 4.4(b) below. Additionally, GSK shall only be obligated to manufacture Products in standard batch sizes, and if GSK no longer possesses sufficient API to produce a single standard size batch of any Product (so long as GSK has otherwise fulfilled its API supply obligations under Section 4.4(b) below), GSK shall provide written notice of same to Prometheus and this Agreement shall immediately terminate in accordance with Section 14.2(b).

          (b)    API Supply.

            (i)    API Intermediate Testing.    GSK will re-test the API Intermediate listed on Schedule 4.4(a) prior to the Closing Date and, at Closing, GSK shall notify Prometheus of any API Intermediate that is not usable and such amounts shall not be available for purchase by Prometheus or included as part of the one-time manufacture of API under Section 4.4(a). For the avoidance of doubt, all API Intermediate quantities available for purchase or manufacture under Section 4.6(b) shall not exceed the amounts identified on Schedule 4.4(a).

            (ii)    Assurance of API.    Pursuant to the aforementioned Section 4.4(b)(i), in the event that a sufficient quantity of API Intermediate is not usable in the ordinary course of business to produce two (2) batches of API in standard batch sizes of approximately [***] kilograms each, which batches may vary by ± [***] percent ([***]%), then GSK shall manufacture or have manufactured sufficient API Intermediate that meets Specifications to produce up to the lesser of (i) two (2) batches of API in standard batch sizes of approximately [***] kilograms each, which batches may vary by ± [***] percent ([***]%), or (ii) such quantity as may be requested by Prometheus to procure as API or API Intermediate pursuant to Section 4.6(b). Thereafter, in accordance with Section 4.4(a), GSK shall convert such API Intermediate into API for Prometheus.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            (iii)    Compliance with API Specifications; Nonconforming API.    GSK shall manufacture, have manufactured, store, maintain, test and release all finished API in accordance with the applicable Specifications. GSK shall provide Prometheus with a Certificate of Analysis for each batch of API shipped to Prometheus. In the event that API delivered to Prometheus pursuant to Sections 2.6(a), 4.6(b)(i), and 4.4(b)(ii) above is found to have a Nonconformity caused by GSK, then Sections 6.1, 6.2. 6.3, 6.8 and 6.9(b) shall be deemed applicable. Upon confirmation of a Nonconformity, the Parties shall meet to discuss the situation and mutually agree in good faith that there is a compelling need to replace all or a portion of such Nonconforming API after taking into account all relevant facts and circumstances, including the remaining period in the Term, the status of API manufacturing transfer activities, the nature of the Nonconformity and ability to rework, current Product inventories, Product sales and anticipated changes in Product demand. To the extent the Parties agree such Nonconforming API will be replaced, then any replacement schedule shall take into account GSK's manufacturing schedules, availability of materials to produce API, Product sales levels, Product inventories, and similar relevant considerations.

          (c)    Materials Certifications.    GSK shall prepare or cause to be prepared by its suppliers, as the case may be, all certifications as to any Materials and API raw materials and intermediates (identified on Schedule 4.6(c)) required by cGMPs or Applicable Laws (each, a "Materials Certification"). Such Materials Certifications shall include, without limitation, any and all required certifications related to Materials derived from animal products.

          (d)    Supply Shortages.    Without limiting any other rights or remedies available to Prometheus, in the event of any shortage in the supply of any Materials due to a Force Majeure Event or otherwise, GSK shall develop an allocation plan that allows it to substantially meet its obligations to Prometheus and its other customers taking into account required delivery dates, product volumes and anticipated timing of deliveries to GSK of additional quantities of Materials in short supply.

        4.5    Quality Agreement.

        At least thirty (30) days prior to the first Delivery of Products under this Agreement, the Parties will enter into a Quality Agreement in substantially the form attached hereto as Schedule 4.5 (the "Quality Agreement"). Each Party shall comply with its obligations set forth in the Quality Agreement. In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement, the terms of this Agreement shall control. The Quality Agreement shall establish the procedure to be followed if either GSK or Prometheus desires to change any aspect of the manufacturing procedure for Products, including but not limited to any change in the Specifications as described in Section 4.2 above. The Quality Agreement shall contain a mechanism to assure that any applicable Governmental Authorities have approved the Specifications, to the extent necessary, and that GSK is given a reasonable period of time to implement any changes required by any such applicable Governmental Authority with regard to the Specifications.

        4.6    Manufacturing Transition; API Materials.

          (a)   Prometheus shall use commercially reasonable efforts (i) to transfer manufacture of the Products to one or more Third Party suppliers of Prometheus that Prometheus believes in its sole discretion is capable of obtaining necessary Consents from the appropriate Regulatory Authorities and is able to meet Prometheus' anticipated demands for Product (each, a "Third Party Supplier"), and (ii) to obtain all necessary Consents from the appropriate Regulatory Authorities of the transfer as soon as practicable after the Effective Date of this Agreement. For the avoidance of doubt, the manufacturing transfer described in the immediately preceding sentence includes the transfer of both API manufacture and Product manufacture and any related stability studies to

  Prometheus or one or more of its Third Party Suppliers. Prometheus will perform, at its own expense, all studies required by any Governmental Authority in connection therewith, and shall prepare or have prepared the necessary documentation as required by any Governmental Authority to effect such a transfer and Prometheus shall diligently seek such Consents. Promptly (and in any case within five (5) Business Days) after learning that Regulatory Authorities have provided the necessary Consents for the manufacture of the Products at a Third Party Supplier's facility, Prometheus shall provide written notice thereof to GSK. GSK agrees to reasonably cooperate with Prometheus in connection with the transfer contemplated by this Section 4.6 and in Prometheus receiving the necessary Consents therefor. GSK's reasonable cooperation shall include assistance in the transfer of API manufacture and Product manufacture and any related stability studies within those parameters generally outlined in Schedule 4.6(a). Within [***] days after the Closing Date, Prometheus shall have identified Third Party Supplier(s) to whom it intends to transition API manufacture and Product manufacture and any related stability studies. Within [***] days after the Closing Date, Prometheus shall present to GSK a written plan that Prometheus deems consistent with this Agreement and that outline the activities, timelines and other requirements in sufficient detail necessary to transition API manufacture and Product manufacture and any related stability studies (such written plan, the "Transition Plan"). GSK shall review the Transition Plan (which review shall not be unreasonably withheld) and agree (i) activities to be performed by GSK in accordance with the GSK resources committed in Schedule 4.6(a), and (ii) related timeframes to be met by GSK consistent with GSK's ongoing obligations, normal manufacturing practices and scheduling.

          (b)   With respect to the API Intermediate, Prometheus shall:

              (i)  Within [***] days after the Closing Date, subject to Section 2.6(a) and 4.4(a), provide GSK written notice of the quantities (e.g. zero (0) quantity or such other required amount in [***] kg increments) of that portion of the API Intermediate identified on Schedule 4.4(a) it desires GSK to manufacture into API per Section 4.4(a). Except as set forth in Section 2.6(a), Prometheus shall have no obligation to purchase such requested quantity of API.

             (ii)  Within [***] days after the Closing Date, provide GSK written notice of that portion of the API Intermediate identified on Schedule 4.4(a) remaining, after taking into account the amount covered by Prometheus' written notice under Section 4.6(b)(i) and any amount that may be required by GSK to fulfill its obligations under Section 4.4(b), that Prometheus agrees at that time to purchase, which amount may be adjusted and will only be available for purchase after successful completion of the one-time manufacture of API pursuant to Section 4.4(a). Upon successful completion of the one-time manufacture, GSK shall notify Prometheus of the remaining API Intermediate available and within ten (10) Business Days after the date of such notice, Prometheus shall (i) confirm, revise or cancel the quantities of API Intermediate it intends to purchase, and (ii) provide a purchase order for the amount of API Intermediate it has confirmed and agreed to purchase, if any, pursuant to subsection (i) above. GSK will accept the purchase order and pursuant to Prometheus' purchase order and at Prometheus' expense, GSK shall make the purchased quantities of API Intermediate available to Prometheus' carrier or freight forwarder for shipment within thirty (30) days of receipt of the confirmation and purchase order from Prometheus. GSK shall provide Prometheus with a Certificate of Analysis or other applicable documents for each batch of API Intermediate shipped to Prometheus.

          If Prometheus does not provide notice required under this Section 4.6(b), GSK may, at its discretion, elect to manufacture the API Intermediate pursuant to Section 4.4(a) and Prometheus shall be obligated to purchase such API pursuant to Section 2.6.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (c)   As promptly as practical but not greater than [***] days after the Closing Date, Prometheus shall provide GSK written notice of the quantities of raw materials and intermediate identified on Schedule 4.6(c) it agrees to purchase, which amount will only be available for purchase after GSK's successful completion of the one-time manufacture of API. Upon successful completion of the one-time manufacture, GSK shall notify Prometheus of the remaining raw materials and intermediate available and within ten (10) Business Days after the date of such notice, Prometheus shall (i) confirm, revise or cancel the quantities of raw materials and intermediate it intends to purchase, and (ii) provide a purchase order for the amount of raw materials and intermediate it has confirmed and agreed to purchase, if any, pursuant to subsection (i) above. GSK will accept the purchase order and pursuant to Prometheus' purchase order and at Prometheus' expense, GSK shall make the purchased quantities of raw materials and intermediates available to Prometheus' carrier or freight forwarder for shipment. GSK shall provide Prometheus with applicable testing documents for each batch of raw materials and intermediates shipped to Prometheus.

        4.7    Shelf Life.

        GSK shall ensure that as of the later of the Delivery Date or the actual date Product is made available to Prometheus' carrier or freight forwarder for shipment, each batch of Products shall have at least the [***] of eighteen (18) months of expiry or [***] percent ([***]%) of its shelf life remaining.

Article V
 Confidentiality

        5.1    Confidentiality.    GSK and Prometheus agree to keep secret and confidential any and all information ("Confidential Information") either Party disclosed hereunder to the other Party and not to disclose such Confidential Information to any person or entity, except (i) to employees, Affiliates, attorneys, accountants, consultants, agents or representatives of each Party having a need to know the information in order to fulfill such Party's rights or obligations hereunder; (ii) as required by an applicable Regulatory Authority, or (iii) to contractors, manufacturers, suppliers, potential investors, lenders or acquirers of the receiving Party who are subject to terms of confidentiality at least as restrictive as those set forth in this Article V. The parties shall use the Confidential Information solely for the purpose of carrying out the obligations contained in this Agreement.

        5.2    Limitations.    The obligations imposed by this Section shall not apply to any Confidential Information:

          (a)   which at the time of disclosure is in the public domain;

          (b)   which, after disclosure, becomes part of the public domain by publication or otherwise, through no fault of the receiving Party;

          (c)   which at the time of disclosure is already in the receiving Party's possession, except through prior disclosure by GSK, Prometheus or an Affiliate of either of them, and such possession can be properly documented by the receiving Party in its written records, and was not made available to the receiving Party by any person or party owing an obligation of confidentiality to the disclosing Party;

          (d)   which is rightfully made available to the receiving Party from sources independent of the disclosing Party;

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (e)   which is required to be disclosed in the course of litigation or other legal or administrative proceedings; or

          (f)    which is required to be disclosed by law or governmental agency, including the Securities Exchange Commission or the FDA; provided that in all cases the party receiving the Confidential Information shall, to the extent permitted, give the other Party prompt notice of the pending disclosure and shall cooperate in such other Party's attempts, at such other Party's sole expense, to seek an order maintaining the confidentiality of the Confidential Information.

        5.3    Term of Confidentiality.    The obligation of confidentiality and nonuse set forth in this Article V shall survive for a period of ten (10) years beyond the termination or expiration of this Agreement.

        5.4    Ownership of Confidential Information.    Confidential Information shall remain the exclusive property of the disclosing Party.

Article VI
 Product Testing and Quality Assurance; Nonconformity

        6.1    Testing of Product.

        Prior to release of Product to finished goods inventory or release for Delivery to Prometheus, GSK shall test the Products for Nonconformities (as defined below), in accordance with the testing procedures described in the Specifications and the Quality Agreement and as otherwise required by cGMPs, Applicable Laws and Regulatory Acts. GSK shall provide Prometheus with a Certificate of Analysis for each batch of Product shipped to Prometheus.

        6.2    Nonconformity.

          (a)    Nonconformity.    If either Party becomes aware that any batch or shipment of Product sold to Prometheus has a Nonconformity, at any time regardless of the status of GSK's testing and quality assurance activities, such Party shall notify the other Party as soon as reasonably practicable of becoming aware of such Nonconformity (provided such failure to provide notice by Prometheus shall not affect Prometheus' ability to reject the Product except as otherwise specified in Section 6.3). "Nonconformity" means a Product characteristic that (i) is attributable to a Party's failure to manufacture (if manufactured by a Party or any of its Affiliates or Third Party designee(s)), test, package, store, label, release or deliver, as such responsibilities are applicable to a Party or any of its Affiliates or Third Party designee(s), any Product in accordance with the Specifications, cGMPs, Applicable Laws, Regulatory Acts and/or the Quality Agreement; or (ii) causes any Product to fail to conform to the Specifications. In the event of a Nonconformity, the Parties shall follow the procedure set forth in Section 6.2(b) and Section 6.3.

          (b)    Products Subject to Nonconformity.    Any batch or shipment of Product sold to Prometheus, which is the subject of a Nonconformity inquiry pursuant to Section 6.2(a) shall be handled as follows:

              (i)  Any Nonconforming Product held in inventory by GSK shall not be shipped to Prometheus; and

             (ii)  Any Nonconforming Product shipped to Prometheus and held in stock by Prometheus shall maintain a "hold" or "unpassed" status, and shall not be released into passed inventory of Prometheus, until Prometheus has completed any investigations related to such Product and approved in writing the disposition of the Product subject to the Nonconformity.

        6.3    Product Holds and Rejections.

          (a)    General.    Prometheus or its designated agent shall notify GSK in writing promptly (and, in any case, within thirty (30) days after Delivery of such Product to Prometheus or its designated agent) after placing any Product on hold for further investigation of a Nonconformity, or of Prometheus' rejection of any batch (or part thereof) of any Product. Prometheus' or its designated agent's notice shall state the basis for the hold or rejection. Failure to give notice within this thirty (30) day period shall constitute acceptance of any Product Delivered. Notwithstanding the foregoing, if such Nonconformity is deemed to have existed, pursuant to Section 6.3(b) below, prior to Delivery and is not readily detectable upon initial inspection (e.g. a latent defect), GSK shall remain liable to Prometheus to the extent provided in Section 6.8 and 6.9 for any latent defect that subsequently is discovered which renders the Product unsalable provided that Prometheus immediately informs GSK by a notice in writing of such defect and rejection of the relevant shipment not later than ten (10) Business Days from the date of discovery of such latent defect. For the avoidance of doubt, GSK shall have no liability to Prometheus with respect to latent defects of Product or API held by Prometheus in inventory that has reached its expiry prior to Prometheus' notice to GSK.

          (b)    Independent Testing.    If the Parties disagree as to whether any Product subject to hold or rejection had a Nonconformity or latent defect, Prometheus' most senior quality assurance officer and GSK's Manufacturing Division Quality Director, or such other persons as they may designate in writing, shall confer to review samples and/or batch records, as appropriate. If the disagreement is not resolved, then samples, batch records and other data relating to the batch in dispute shall promptly be submitted for testing and evaluation to an independent Third Party (including a testing laboratory) approved in writing by both Parties. The findings of the Third Party shall be final and binding on the Parties. The Product shall be deemed properly rejected if the Product is found by the Third Party to have had a Nonconformity at the time of Delivery to Prometheus or its designated representative and shall be deemed accepted by Prometheus if the Product is found by the Third Party to have not had a Nonconformity at the time of Delivery to Prometheus or its designated representative. The costs of the testing and evaluation shall be borne by Prometheus except to the extent that the Product is found to have a Nonconformity at the time of Delivery to Prometheus or its designated representative.

        6.4    Product Complaints.

        Prometheus shall provide prompt notice to GSK in writing of any and all complaints that Prometheus receives which implicate GSK's manufacturing or other processes at the Facility. Any and all complaints of which GSK becomes aware relating to any Product shall promptly be forwarded to Prometheus' senior quality officer or his designee. Written notification between the Parties shall be given as defined in the Quality Agreement. Prometheus shall be responsible for all complaint interactions with any Third Party complainant and, subject to Section 6.7, any Product replacement if required.

        6.5    Adverse Events.

        For the purposes of this Agreement, "Adverse Event" shall mean any adverse event associated with the use of any Product manufactured at the Facility in humans, whether or not considered drug-related. With respect to any Product, GSK shall notify Prometheus promptly following its receipt of information of a possible Adverse Event. To the extent an Adverse Event of which Prometheus becomes aware implicates GSK's manufacturing or other processes at the Facility, Prometheus shall promptly inform GSK of such Adverse Event and shall disclose to GSK any information it has regarding that Adverse Event. Prometheus shall be responsible for all Adverse Event reporting to the applicable Governmental Authorities.

        6.6    Investigations.

        The Parties shall investigate all reports of Nonconformity, Product complaints with respect to Product manufactured at the Facility and Adverse Events in order to assure the conformity of Products to Specifications and cGMPs and the safety and efficacy of the Products. The Parties shall act promptly and shall cooperate fully in such investigations. GSK's obligations under this Section 6.6 are limited to matters related to GSK's manufacturing or other processes at the Facility.

        6.7    Product Events, Withdrawals, Field Corrections and Field Alerts.

        In the event Prometheus deems it necessary or is otherwise required by a Governmental Authority to initiate a recall, withdrawal or field correction of, field alert report or comparable report with respect to any Product manufactured by GSK pursuant to this Agreement (in each instance, a "Product Event"), Prometheus shall notify GSK and GSK shall fully cooperate with Prometheus to address, as appropriate, such Product Event. The costs and expense of such Product Event shall be borne by Prometheus except to the extent GSK is required to bear such costs and expenses under Section 6.9. Without limiting the generality of the foregoing, with respect to product recalls each Party:

          (a)   Shall immediately notify the other Party of any defect found, subsequent to release, which may be grounds to initiate a recall;

          (b)   Maintain a procedure to handle Product recalls, including contact arrangements for hours falling outside the typical Business Day; and

          (c)   Provide all support reasonably necessary to support any Product recall investigation and subsequent actions.

In any event, Prometheus will be responsible for leading all Product Event investigations and for all associated communications with Governmental Authorities.

        6.8    Disposition of Certain Products.

        If GSK's failure to manufacture, test, package, store, label, or release any Product in accordance with the Specifications, cGMPs, Applicable Laws, Regulatory Acts, and the Quality Agreement directly results in any quantity of that Product having a Nonconformity or Product Event, then Prometheus shall, at GSK's direction and at GSK's expense as set forth in Section 6.9, either (i) return the affected Product to GSK for rework or reprocessing by GSK; (ii) return the affected Product for destruction by GSK; or (iii) have the Product disposed of by a Third Party designated by Prometheus (Prometheus or such Third Party to provide GSK with written documentation of destruction) and in accordance with Applicable Laws. In addition, Prometheus shall be entitled to the remedies set forth in Section 6.9. The remedies provided in this Section 6.8 and Section 6.9 shall be Prometheus' sole remedy with respect to any rejected quantity not distributed to Third Parties, and GSK shall have no other liability therefor. The Party undertaking destruction of the Product shall be solely responsible for compliance with all Applicable Laws in connection with the destruction.

        6.9    Replacements; Credits; Refunds.

          (a)    Product.    Upon disposition of Product in accordance with Section 6.8, if GSK's failure to manufacture, test, package, store, label, or release any Product in accordance with the Specifications, cGMPs, Applicable Laws, Regulatory Acts, and the Quality Agreement directly results in any quantity of a Product having a Nonconformity or Product Event or if such Nonconformity is deemed to have existed pursuant to Section 6.3, prior to Delivery, then (i) GSK shall reimburse or credit Prometheus the price paid by Prometheus to GSK for the affected Product under the original invoice for such affected Product, including any freight, taxes and insurance charges paid; (ii) upon Prometheus' request, GSK shall promptly (but in no event longer than seventy-five (75) days, subject to availability of API as set forth in Section 4.4(a) and (b)), supply Prometheus with replacement Product, which replacement Product shall be invoiced as any other shipment of Product under Section 3.2(b); and (iii) GSK shall also reimburse or credit Prometheus for the actual costs incurred, directly or indirectly, in shipping, insurance premiums, duties, taxes paid or any other out-of-pocket charges incurred in connection with collection, transportation and return or destruction of the affected Product. Prometheus shall provide GSK with such information and documentation as GSK may reasonably request to confirm any of the foregoing charges, costs or expenses. Notwithstanding the foregoing, any replacement of Product under this Section 6.9(a) shall be subject to the limitation of Section 4.4(a) and limited to the fulfillment of Purchase Orders accepted by GSK under Section 2.3 and 2.4.

          (b)    API.    If GSK fails to manufacture, have manufactured, test, store, or release any API sold to Prometheus in accordance with the Specifications, cGMPs, Applicable Laws, and Regulatory Acts, then (i) GSK shall reimburse or credit Prometheus the price paid by Prometheus to GSK for the affected API under the original invoice for such affected API, including any freight, taxes, duties and insurance charges paid; and (ii) GSK shall reimburse or credit Prometheus for the actual costs incurred, directly or indirectly, in shipping, insurance premiums, duties, taxes paid or any other out-of-pocket charges incurred in connection with collection, transportation and return or destruction of the affected API. Prometheus shall provide GSK with such information and documentation as GSK may reasonably request to confirm any of the foregoing charges, costs or expenses. For the avoidance of doubt, any replacement of API is subject to the limitations of Section 4.4(a) and 4.4(b).

          (c)    API Intermediate.    If GSK fails to manufacture, have manufactured, test, store, or release any API Intermediate sold to Prometheus in accordance with the Specifications, cGMPs, Applicable Laws, and Regulatory Acts, then (i) GSK shall reimburse or credit Prometheus the price paid by Prometheus to GSK for the affected API Intermediate under the original invoice for such affected API Intermediate, including any freight, taxes, duties and insurance charges paid; and (ii) GSK shall reimburse or credit Prometheus for the actual costs incurred, directly or indirectly, in shipping, insurance premiums, duties, taxes paid or any other out-of-pocket charges incurred in connection with collection, transportation and return or destruction of the affected API Intermediate. Prometheus shall provide GSK with such information and documentation as GSK may reasonably request to confirm any of the foregoing charges, costs or expenses. For the avoidance of doubt, any replacement of API Intermediate is subject to the limitations of Section 4.4(a) and 4.6(b).

          (d)    Materials (other than API) Purchased Under Section 2.6(b).    If GSK fails to test, store or release any Materials (other than API) sold to Prometheus pursuant to Section 2.6(b) in accordance with the Specifications, cGMPs, Applicable Laws, and Regulatory Acts, then GSK shall (i) reimburse or credit Prometheus the price paid by Prometheus to GSK for the affected Materials (other than API) under the original invoice for such affected Materials (other than API), including any freight, taxes, duties and insurance charges paid; and (ii) reimburse or credit Prometheus for the actual costs incurred, directly or indirectly, in shipping, insurance premiums, duties, taxes paid or any other out-of-pocket charges incurred in connection with collection, transportation and return or destruction of the affected Materials (other than API). Prometheus shall provide GSK with such information and documentation as GSK may reasonably request to confirm any of the foregoing charges, costs or expenses. For the avoidance of doubt, GSK shall not be obligated to replace any Materials (other than API) purchased by Prometheus under Section 2.6(b).

          (e)    API Raw Materials and Intermediates Purchased Under Section 4.6(c).    If GSK fails to test, store or release any API raw materials and intermediates sold to Prometheus pursuant to Section 4.6(c) in accordance with the Specifications, cGMPs, Applicable Laws, and Regulatory Acts, then GSK shall (i) reimburse or credit Prometheus the price paid by Prometheus to GSK for the affected API raw materials and intermediates under the original invoice for such affected API raw materials and intermediates, including any freight, taxes, duties and insurance charges paid; and (ii) reimburse or credit Prometheus for the actual costs incurred, directly or indirectly, in shipping, insurance premiums, duties, taxes paid or any other out-of-pocket charges incurred in connection with collection, transportation and return or destruction of the affected API raw materials and intermediates. Prometheus shall provide GSK with such information and documentation as GSK may reasonably request to confirm any of the foregoing charges, costs or expenses. In addition, upon Prometheus' request, to the extent available in GSK's inventories, GSK shall promptly (but in any event within sixty (60) days) supply Prometheus with replacement API raw materials and intermediates pursuant to Section 4.6(c), which replacement API raw materials and intermediates shall be invoiced upon shipment under Section 3.2(a).

        6.10    Product Returns from the Field.

        During the Term, Product returns are handled in the manner described in the Asset Purchase Agreement.

        6.11    Retained Samples.

        GSK shall retain samples from each batch of Products for a period of one (1) year after the shipment of such batch to Prometheus or such longer period required by Applicable Laws for record keeping, testing and regulatory purposes. In the event that Prometheus want samples from any batch of Products retained longer than one (1) year, Prometheus shall provide a written request to GSK not less than thirty days prior to the first anniversary of the shipment of such batch requesting that such Product be shipped to Prometheus or a specified designee. Promptly after receiving such request, GSK shall ship such Product to Prometheus at Prometheus' sole cost and expense. In the absence of any such request, GSK shall have the right to dispose of Product samples in accordance with Applicable Law at GSK's sole cost and expense.

Article VII
 Regulatory Matters

        7.1    Manufacturing Consents.

          (a)   GSK holds and shall maintain all Consents now required of GSK, its Affiliates, and the Facility for the performance of its obligations under this Agreement during the Term.

          (b)   After Regulatory Authorities have provided the necessary Consents for the manufacture of the Products at a Third Party Supplier's facility as contemplated by Section 4.6, Prometheus shall use commercially reasonable efforts to maintain, or to cause its Third Party Supplier(s) to maintain all Consents which may from time to time be required by any Regulatory Authority with respect to manufacture of the Products.

        7.2    Product Consents.

        Prometheus shall, at its expense, actively and diligently seek to obtain, and after obtaining, shall maintain any such Consents which may from time to time be required by any Governmental Authority with respect to ownership of the Drug Applications or with respect to the manufacturing, marketing, distribution, clinical investigation, import or export of the Products. After obtaining such Consents, Prometheus shall be responsible for responding to all requests for information related to such Consents made by, and making all legally required filings relating to such Consents with, any Governmental Authority having jurisdiction to make such requests or require such filings. In the event any Consent held by Prometheus relating directly to any of the Products is hereafter suspended or revoked, Prometheus shall promptly notify GSK of the event and shall promptly inform GSK of the impact on

Prometheus' purchases of the affected Product and Prometheus' general intentions with respect to the affected Product.

        7.3    Drug Application Documentation.

        Prometheus shall maintain all United States Drug Applications with respect to the Products, including, without limitation, Phase IV post approval commitments (such as Patient Surveys), semi-annual reports of FDA commitments and Adverse Event reporting and shall take all actions, pay all fees and conduct all communications with the appropriate Governmental Authority and Regulatory Authorities required by Applicable Laws in respect of each Product. For the avoidance of doubt, Prometheus shall bear all costs incurred in connection with compliance with this Section 7.3.

        7.4    Regulatory Changes.

        The Parties will promptly notify each other of any material revisions or amendment of or additions to cGMPs and will confer with each other with respect to the best means to comply with such requirements.

        7.5    Regulatory Inspections.

        If GSK is notified that either the Product or the Facility (for reasons directly related to either Product) will be subject to an inspection by any Governmental Authority, GSK promptly shall advise Prometheus of such investigation and fully cooperate with and allow any such inspection to the extent required by Applicable Laws. GSK shall promptly notify Prometheus of the results of such investigation and, subject to the last sentence of Section 7.6, shall provide copies of any letter or notices provided by the Governmental Authority unless the results of such investigation are not directly related to the Product.

        7.6    Warning Letters.

          (a)   In the event GSK receives or otherwise becomes aware of any notices, letters, warnings and/or other communications from any Governmental Authority or any other Person alleging or threatening that GSK or the Facility is or may be in violation of any Applicable Law that may affect or relate to the Products and/or result in the inability of GSK to perform its obligations hereunder, GSK shall immediately notify Prometheus thereof and shall promptly provide Prometheus copies of such notices, letters, warnings and/or other communications.

          (b)   In the event that prior to completion of the one-time API manufacture pursuant to Section 4.4(a) GSK receives or otherwise becomes aware of any notices, letters, warnings and/or other communications from any Governmental Authority or any other Person alleging or threatening that GSK or the facility where the API is manufactured is or may be in violation of any Applicable Law that may affect or relate to the API and/or result in the inability of GSK to perform its obligations hereunder, GSK shall immediately notify Prometheus thereof and shall promptly provide Prometheus copies of such notices, letters, warnings and/or other communications.

          (c)   GSK may redact from any copies of notices, letters, warnings and/or other communications from any Governmental Authority provided to Prometheus under Sections 7.5 or 7.6 any information related to GSK's other customers, and Prometheus shall treat any copies so provided as Confidential Information of GSK and shall comply with its obligations under the Asset Purchase Agreement with respect thereto.

Article VIII
 Intellectual Property

        8.1    Ownership.

          (a)    GSK Rights.    Prometheus acknowledges and agrees that, as between GSK and Prometheus, GSK owns all rights in and to the GSK Intellectual Property and such GSK Intellectual Property shall be deemed the Confidential Information of GSK (subject to Section 5.2).

          (b)    Prometheus Rights.    GSK acknowledges and agrees that, as between GSK and Prometheus, Prometheus owns all rights in and to the Prometheus Intellectual Property and such Prometheus Intellectual Property shall be deemed the Confidential Information of Prometheus (subject to Section 5.2).

        8.2    New Developments and Modifications.

          (a)    Product Developments.    All Intellectual Property relating to a Product, excluding Process Developments (as defined below), conceived, reduced to practice, authored, or otherwise generated or developed in whole or in part in the course of activities under this Agreement, whether patentable or not, and any authorship of works relating to a Product, including any trademarks, trade dress, trade secrets or copyrights, shall be "Product Developments." Such Product Developments shall not include any Intellectual Property, including, without limitation, know-how or improvements relating to the manufacture of pharmaceutical products generally, conceived, reduced to practice or otherwise developed by or on behalf of GSK, in connection with the performance of its obligations hereunder (which such developments are referred to herein as "Process Developments").

          (b)    Ownership of Product Developments.    Without further payment to GSK, Prometheus shall own all right, title and interest in and to all Product Developments and such Product Developments shall be deemed the Confidential Information of Prometheus (subject to Section 5.2).

          (c)    Ownership of Process Developments.    Without payment to Prometheus, GSK shall own all right title and interest in and to all Process Developments and such Process Developments shall be deemed the Confidential Information of GSK (subject to Section 5.2).

        8.3    Grant of Licenses.

          (a)    By Prometheus.    Under the terms and subject to the conditions of this Agreement, Prometheus hereby grants GSK and its Affiliates the non-exclusive, royalty-free right under the Prometheus Intellectual Property and the Product Developments (collectively, the "Prometheus Rights") to utilize the Prometheus Rights, solely to perform GSK's obligations hereunder.

          (b)    Prometheus Sublicense to GSK.    Solely to the extent necessary for GSK to perform its obligations under this Agreement, Prometheus hereby grants GSK a non-exclusive, royalty-free sublicense under all Intellectual Property owned by a Third Party which Prometheus has the right to sublicense to GSK during the period of GSK's performance under this Agreement, which (i) as of the Closing constituted Purchased Assets under the Asset Purchase Agreement and was subsequently transferred by Prometheus to such Third Party, (ii) constitutes any trademarks or copyrightable materials provided by Prometheus to GSK in connection with the Product labeling and/or packaging; or (iii) claim any manufacturing processes required as a result of a change to the Specifications requested by Prometheus, provided that, in each case, GSK only uses such Intellectual Property provided to GSK by Prometheus to perform GSK's obligations hereunder and solely in accordance with any and all terms, conditions, covenants and restrictions set forth in the underlying Third Party license granted to Prometheus therefor. To the extent the license rights granted in this Section 8.3(b) are not sufficient, GSK's obligation to perform under this Agreement shall be suspended.

        8.4    Infringement.

        Any Party that becomes aware of any allegation or that receives notification of infringement of any Third Party Intellectual Property based upon the manufacture, use or sale of the Products promptly shall provide written notice to the other Party. In the event GSK receives notice of any non-frivolous lawsuit alleging, in whole or in part, that the use, sale, distribution, manufacture or supply of Products by either Party as provided hereunder infringes an intellectual property right Controlled by a Third Party or if either Party is otherwise ordered or enjoined by a court of competent jurisdiction from performing any of the aforementioned activities in the Territory, GSK may suspend performance hereunder until such time as the matter has been favorably resolved.

Article IX
 Access; Audit Rights

        9.1    Audit and Inspection Rights.

        During the Term of this Agreement, Prometheus shall have the right to audit and inspect those portions of the Facility used in the manufacture, packaging, storage, testing, holding, distribution or other handling, receiving or invoicing of the Products and Materials for the sole purposes of ensuring compliance with the Specifications and the Quality Agreement, and, as related to the Products and Materials, each of cGMPs, Applicable Laws, and Regulatory Acts. Prometheus shall have the right to audit and inspect all inventories of Products and Materials contained at the Facility. Such audits or inspections shall be limited to not more than [***] Business Days and shall occur during normal business hours and shall be scheduled by Prometheus at least [***] Business Days in advance by written notice outlining the purpose and focus of the audit or inspection, whereby such audit or inspection date shall be mutually agreed by the Parties; provided, however, that in the event of an Adverse Event or any proposed or actual inspection by the FDA or other Governmental Authority, Prometheus shall have the right at any time upon oral or written notice to GSK of five (5) Business Days to conduct an audit or inspection hereunder. Except in the case of an Adverse Event, Prometheus shall limit such audits to no more than once every twelve (12) months. Prometheus' audit and inspection rights under this Section 9.1 shall not extend to any portions of the Facility, documents, records or other information which do not relate to Products or Materials. GSK may redact information relating to Third Parties or their respective products or materials from any documents deliverable to Prometheus in connection with Prometheus' exercise of its audit and inspection rights hereunder. Inspection by Prometheus or documentation provided to Prometheus related to any of GSK's suppliers or

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subcontractors related to the manufacture of Product is subject to consent of such GSK supplier or subcontractor. GSK may participate in Prometheus' audit and shall respond to any issues raised by Prometheus based on such audit, with a corrective action plan mutually acceptable to the Parties. For the avoidance of doubt, nothing in this Section 9.1 shall obligate GSK to make available to Prometheus documents indicating GSK's underlying costs related to manufacture of the Products.

        9.2    Documentation.

        Each Party shall maintain, in accordance with and for the period required under cGMPs and Applicable Laws, complete and adequate records pertaining to the methods and facilities used for the cGMPs manufacture, processing, testing, packing, labeling, holding and distribution of the Products. Upon expiration or termination of this Agreement, GSK shall transfer all batch records created during the Term for all batches of Product and records created during the Term relating to stability studies. GSK shall be entitled to retain copies of any records that it is required to retain in accordance with and for the period required under cGMPs and Applicable Laws.

Article X
 Representations and Warranties

        10.1    Representations and Warranties of GSK.

        GSK represents and warrants that:

          (a)    Status; Enforceability.    GSK is a validly existing corporation in good standing under the laws of Pennsylvania; the execution, delivery and performance of this Agreement by GSK (where applicable) has been duly authorized by all requisite corporate action; this Agreement constitutes the legal, valid and binding obligation of GSK, enforceable against GSK in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, whether applied by a court of law or equity; and the execution, delivery and performance of this Agreement by GSK will not violate or conflict with any other agreement or instrument to which GSK is a Party.

          (b)    Certain Persons.    GSK has not used, in any capacity associated with or related to the manufacture of the Products, the services of any Persons who have been, or are in the process of being, debarred under 21 U.S.C. § 335a(a) or (b) or any comparable Regulatory Act. Furthermore, neither GSK nor any of its officers, employees, or consultants has been convicted of an offense under (i) either a federal or state law that is cited in 21 U.S.C. § 335(a) as a ground for debarment, denial of approval, or suspension, or (ii) any other law cited in any comparable Regulatory Act as a ground for debarment, denial of approval or suspension.

          (c)    Manufacturing Consents.    As of the date of this Agreement, GSK has and will maintain throughout the Term all manufacturing Consents necessary for the performance of its obligations hereunder.

          (d)    Product Marketing and Sales.    GSK will not sell the Products produced under this Agreement in the Territory except for sales to Prometheus permitted by this Agreement.

          (e)    Compliance.    The manufacture, packaging, processing, storage, disposal and other handling of the Products and the API by GSK until Delivery to Prometheus' designated carrier or freight forwarder at the Facility shall be in accordance with and conform to the Specifications, cGMPs, Applicable Laws, Regulatory Acts and the Quality Agreement. Product shall not be adulterated or misbranded within the meaning of the FD&C Act.

          (f)    Intellectual Property Infringement.    To GSK's knowledge, none of the GSK Intellectual Property, including manufacturing processes or procedures utilized by GSK, its Affiliates or the

  Facility in the performance of this Agreement infringes upon or misappropriates the Intellectual Property rights of any Third Party.

          (g)    DISCLAIMER.    THE REPRESENTATIONS AND WARRANTIES PROVIDED IN THIS AGREEMENT DO NOT APPLY TO THE PRODUCTS TO THE EXTENT THAT THE PRODUCTS FAIL TO CONFORM TO APPLICABLE SPECIFICATIONS DUE TO (i) OCCURRENCES AFFECTING OR ALTERING THE PRODUCT OR API AFTER IT IS DELIVERED TO PROMETHEUS' CARRIER OR FREIGHT FORWARDER AT THE FACILITY OR THE API FACILITY, OR (ii) ACTIONS TAKEN OR FAILED TO BE TAKEN AFTER THE PRODUCTS WERE DELIVERED BY GSK TO PROMETHEUS' CARRIER OR FREIGHT FORWARDER AT THE FACILITY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GSK DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE.

        10.2    Representations and Warranties of Prometheus.

        Prometheus represents and warrants to GSK that:

          (a)    Status; Enforceability.    Prometheus is a validly existing corporation and is in good standing under the Applicable Laws of the jurisdiction of its incorporation; the execution, delivery and performance of this Agreement by Prometheus has been duly authorized by all requisite corporate action; this Agreement constitutes the legal, valid and binding obligation of Prometheus, enforceable against Prometheus in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, whether applied by a court of law or equity; and the execution, delivery and performance of this Agreement will not violate or conflict with any other agreement or instrument to which it is a Party.

          (b)    Intellectual Property.    To Prometheus' knowledge, the Prometheus Rights and the other Intellectual Property licensed or sublicensed to GSK pursuant to Article VIII (collectively, the "Licensed Technology"), are free and clear of any lien, encumbrance, security interest or restriction or license that interferes with the rights granted to GSK herein, and Prometheus has not previously granted and will not grant to any Third Party during the Term of this Agreement, any right, license or interest in or to the Licensed Technology, or any portion thereof, inconsistent with the rights granted to GSK herein.

          (c)    No Other License Required.    To Prometheus' knowledge, except for a license required as a result of change made by GSK pursuant to Section 3.1(g), the manufacture and supply of Products and API pursuant to this Agreement do not and shall not require a license under any Intellectual Property owned or controlled by Prometheus or any Third Party other than as provided to GSK hereunder.

          (d)    Noninfringement.    To Prometheus' knowledge, except for any change made by GSK pursuant to Section 3.1(g), the manufacture and supply of Products and API pursuant to this Agreement in accordance with any Specification changes made after the Effective Date will not infringe upon nor misappropriate the Intellectual Property of any Third Party.

          (e)    Regulatory Consents.    Prometheus or its Third Party Suppliers will obtain and thereafter maintain all Consents necessary for the performance of its obligations hereunder and for the manufacturing of Products and API and distribution of the Products for commercial sale in the Territory.

          (f)    Technical Capabilities.    Prometheus will engage as Third Party Suppliers only Third Party Suppliers which to its knowledge at the time of engagement have the technical ability, production capacity and financial resources available to manufacture and supply the API and Product to Prometheus or its designee.

          (g)    Compliance by Prometheus and its Third Party Suppliers.    The storage, disposal, transportation and other handling of Products by Prometheus shall be in accordance with and conform to the Specifications, cGMPs, Applicable Laws, the Quality Agreement and Regulatory Acts. Upon receipt of Consents by Prometheus or its Third Party Supplier, the manufacture, packaging, processing, storage, disposal, transportation and other handling of Products by Prometheus or its Third Party Supplier shall be in accordance with and conform to the Specifications, cGMPs, Applicable Laws, the Quality Agreement and Regulatory Acts.

Article XI
 Liability and Indemnification

        11.1    Indemnity by GSK.

        Subject to Section 11.4 below, GSK shall indemnify, defend and hold Prometheus and each Prometheus Affiliate and their respective directors, officers, employees and agents (each a "Prometheus Indemnitee") harmless from and against all Losses arising from any Third Party claim, demand, suit, action or proceeding (a "Third Party Claim") to the extent arising out of (a) any breach or nonperformance of any of GSK's covenants, obligations, representations or warranties under this Agreement; (b) GSK's failure to obtain, maintain or comply in any material respect with any of its Consents which are required to perform any of its obligations hereunder or under Applicable Laws; (c) any material violation of Applicable Laws by GSK in the performance of its obligations hereunder; (d) GSK's failure to pay any Tax for which it is responsible under Section 3.6, or (e) any claim that GSK's manufacturing processes or procedures utilized by GSK other than those required as a result of a change to the Specifications requested by Prometheus, specifically related to the API or Product, the GSK Intellectual Property and Process Developments, infringe upon or misappropriate the Intellectual Property rights of any Third Party. The foregoing indemnification obligations shall not apply to the extent any particular Loss is a direct result of (i) Prometheus' breach of any covenant, obligation, representation or warranty under this Agreement, (ii) negligent acts, omissions or willful misconduct of any Prometheus Indemnitee, (iii) any matter for which Prometheus is obligated to indemnify GSK pursuant to Section 11.2 below; (iv) GSK's compliance with the Specifications; or (v) other than in connection with a corresponding breach by GSK of cGMP or Applicable Laws, GSK's compliance with an order of a Governmental Authority directed to GSK specifically regarding its compliance with cGMPS or Applicable Laws. Nothing in this Section 11.1 or Section 11.2 below shall be construed to limit, and these provisions shall be in addition to, any indemnification provision in any other agreement between the Parties.

        11.2    Indemnity by Prometheus.

        Prometheus shall indemnify, defend and hold GSK and each GSK Affiliate and their respective directors, officers, employees and agents (each a "GSK Indemnitee") harmless from and against all Losses from any Third Party Claim to the extent arising out of (a) breach of any of Prometheus' covenants, obligations, representations or warranties under this Agreement; (b) Prometheus' failure to obtain, maintain or comply in any respect with any of its Consents which are required to perform any of its obligations hereunder, or under Applicable Laws, (c) any material violation of Applicable Laws by Prometheus in the performance of its obligations hereunder; (d) Prometheus' failure to pay any Tax for which it is responsible under Section 3.6 or (e) any claim that the manufacturing processes or procedures utilized by GSK that are required as a result of a change requested by Prometheus, including a change to the Specifications, infringe upon or misappropriate the Intellectual Property rights of any Third Party. The foregoing indemnification obligations shall not apply in each case to the extent any particular Loss is a direct result of (i) GSK's breach of any covenant, obligation, representation or warranty under this Agreement, (ii) negligent acts, omissions or willful misconduct of any GSK Indemnitee, or (iii) any matter for which GSK is obligated to indemnify Prometheus pursuant to Section 11.1 above. Nothing in this Section 11.2 or Section 11.1 above shall be construed to limit, and these provisions shall be in addition to, any indemnification provision in any other agreement between the Parties.

        11.3    Procedures.

        Any Person that may be entitled to indemnification under this Agreement (an "Indemnified Party") shall give written notice to the Person obligated to indemnify it (an "Indemnifying Party") with reasonable promptness upon becoming aware of any Third Party Claim or other facts upon which a claim for indemnification will be based. Such notice shall set forth such information with respect thereto as is then reasonably available to the Indemnified Party. The Indemnifying Party shall have the right to undertake the defense of any such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party and the Indemnified Party shall cooperate in such defense and make available all records, materials and witnesses reasonably requested by the Indemnifying Party in connection therewith at the Indemnifying Party's expense. If the Indemnifying Party shall have assumed the defense of the Third Party Claim with counsel reasonably satisfactory to the Indemnified Party, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses (other than for reasonable costs of investigation) subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, that the Indemnifying Party shall pay the reasonable legal fees and expenses of counsel for the Indemnified Party if, following the Indemnifying Party's assumption of the defense of the Third Party Claim with counsel reasonably satisfactory to the Indemnified Party, cross claims between the Indemnifying Party and Indemnified Party are filed in any suit, action or proceeding and it is finally determined that the Indemnifying Party was responsible to the Indemnified Party under the cross claim. The Indemnifying Party shall not be liable for any Third Party Claim settled without its consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall obtain the written consent of the Indemnified Party prior to ceasing to defend, settling or otherwise disposing of any Third Party Claim if as a result thereof the Indemnified Party would become subject to injunctive or other equitable relief or if the Indemnified Party may reasonably object to such disposition of such Third Party Claim based on a material adverse effect on the Indemnified Party.

        11.4    Limitations of Liability.

          (a)   EXCEPT WITH RESPECT TO ANY INDEMNIFICATION OBLIGATIONS HEREUNDER FOR THIRD PARTY CLAIMS UNDER SECTION 11.1 OR IN THE EVENT OF GSK'S WILLFUL MISCONDUCT PURSUANT TO SECTION 11.4(B), GSK'S TOTAL, AGGREGATE LIABILITY FOR ALL CLAIMS BETWEEN THE PARTIES (I.E., NOT BASED ON A THIRD PARTY LOSS) ARISING UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED [***] DOLLARS ($[***]).

          (b)   EXCEPT ONLY IN THE EVENT OF GSK'S WILLFUL MISCONDUCT, GSK SHALL HAVE NO LIABILITY FOR ANY CLAIM FOR FAILURE TO SUPPLY OR DELAYED SUPPLY OF ANY PRODUCT, AND PROMETHEUS' EXCLUSIVE REMEDIES FOR FAILURE TO SUPPLY OR DELAYED SUPPLY OF ANY PRODUCT ARE THE DISCOUNT UNDER SECTION 3.7 AND THE RIGHT TO TERMINATE THIS AGREEMENT IN ACCORDANCE WITH THE TERMS OF SECTION 14.2.

          (c)   EXCEPT WITH RESPECT TO ANY INDEMNIFICATION OBLIGATIONS HEREUNDER FOR THIRD PARTY CLAIMS UNDER SECTION 11.2, PROMETHEUS' TOTAL, AGGREGATE LIABILITY FOR ALL CLAIMS BETWEEN THE PARTIES (I.E., NOT BASED ON A THIRD PARTY LOSS) ARISING UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED [***] DOLLARS ($[***]).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (d)   IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, FOR ANY CONSEQUENTIAL, INCIDENTAL, LIQUIDATED OR INDIRECT DAMAGES OR LOSSES, INCLUDING ANY LOSS OF PROFITS, EARNINGS, GOODWILL, SAVINGS OR BUSINESS SUFFERED BY PROMETHEUS OR GSK, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, REGARDLESS OF ANY FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY AVAILABLE UNDER THIS AGREEMENT. FOR THE AVOIDANCE OF DOUBT, THIS SECTION 11.4(D) DOES NOT LIMIT A PARTY'S RIGHT TO INDEMNIFICATION UNDER SECTION 11.1 OR 11.2 WITH RESPECT TO ANY CONSEQUENTIAL, INCIDENTAL, LIQUIDATED OR INDIRECT DAMAGES OR LOSSES PAID IN RESPECT OF A THIRD PARTY CLAIM.

          (e)   NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE PARTIES RIGHTS AND OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS BASED UPON INHERENT CHARACTERISTICS OF THE PRODUCT (E.G., EFFICACY AND SAFETY) AS APPROVED BY APPLICABLE REGULATORY AUTHORITIES SHALL BE ADDRESSED PURSUANT TO THE ASSET PURCHASE AGREEMENT.

Article XII
 Insurance

        12.1    GSK Insurance Requirements.

        During the Term of this Agreement, GSK shall at all times maintain insurance policies or self-insurance in such amounts and with such scope of coverage as are adequate to cover GSK's obligations under this Agreement.

        12.2    Prometheus Insurance Requirements.

        During the Term of this Agreement, Prometheus shall at all times maintain insurance policies or self-insurance in such amounts and with such scope of coverage as are adequate to cover Prometheus' obligations under this Agreement.

Article XIII
 Force Majeure Event

        13.1    General.

        Neither Party shall be liable to the other on account of any failure to perform or on account of any delay in performance of any obligation, other than with respect to the payment of obligations, under this Agreement, if and to the extent that such failure or delay shall be due to a cause beyond the reasonable control of the relevant Party and which, by the exercise of its commercially reasonable efforts of diligence and care, such Party could not reasonably have been expected to avoid, including but not limited to acts of God, embargoes, governmental restrictions, terrorism, materials shortages or failure of any supplier (where such shortage or failure is attributable to an event of force majeure suffered by such supplier), fire, flood, explosion, earthquake, hurricanes, storms, tornadoes, riots, wars, civil disorder, failure of public utilities or common carriers, labor disturbances, rebellion or sabotage (a "Force Majeure Event"). The Party experiencing the delay and seeking relief under this Article XIII shall promptly notify the other Party of the delay and the probable duration of the delay and shall use commercially reasonable efforts to overcome such delay. The Party affected shall be excused from the performance of such obligation to the extent such performance is prevented, hindered or delayed thereby during the continuance of any such happening or event. This Agreement, in so far as it relates to such obligation, shall be deemed suspended so long as and to the extent that such cause delays the performance of any Force Majeure Event obligation.

        13.2    Termination; Transition.

        If as a result of a Force Majeure Event, GSK is unable to fully perform its obligations for a period of three (3) months, Prometheus shall have the right to terminate this Agreement upon thirty (30) days prior notice to GSK thereafter. In the event Prometheus terminates this Agreement as provided in this Section 13.2 and provided Prometheus reimburses GSK for all amounts due and payable pursuant to this Agreement, including those amounts due under Section 2.6, GSK agrees to use commercially reasonable efforts in a manner consistent with Section 4.6(a) and mutually agreed by the Parties to assist Prometheus with transfer of the manufacture of the API and the Products to any other facility or facilities selected by Prometheus, in its sole discretion.

Article XIV
 Term; Termination; Remedies

        14.1    Term.

        Unless otherwise terminated in accordance with Section 13.2 or this Article XIV, this Agreement shall commence on the Effective Date and will expire on the second anniversary of the Effective Date (the "Initial Term"), unless Prometheus delivers six (6) month advance, written notice prior to the expiration of the Initial Term or the then-current Renewal Term that Prometheus is electing to extend this Agreement for an additional one (1) year (each such successive one-year extension, a "Renewal Term"). The Initial Term and all Renewal Terms, if any, collectively are referred to in this Agreement as the "Term." Notwithstanding any provision of this Agreement to the contrary, unless earlier terminated by the Parties in accordance with Section 14.2, upon receipt of Consents and in accordance with Section 2.3 this Agreement shall expire at either the (a) the end of the then-current Term (inclusive of any Renewal Term properly elected by Prometheus) or (b) six (6) months after receipt of the Consents.

        14.2    Termination.

          (a)   Prometheus may terminate this Agreement by delivery of a six (6) month advance, written notice given at any time.

          (b)   This Agreement shall immediately terminate upon GSK's written notice to Prometheus described in Section 4.4(a).

          (c)   Either Party may terminate this Agreement effective upon ninety (90) days prior written notice to the other Party, if the other Party commits a material breach of this Agreement and fails to cure such breach by the end of such ninety (90) day period; provided, however, if Prometheus fails to pay amounts due under this Agreement (excluding amounts that are the subject of a bona fide dispute over quantities Delivered or a Nonconformity under investigation) within thirty (30) days after such payments are due (as set forth in Section 3.3), GSK shall be relieved of any further obligation to perform under this Agreement until all such amounts due are brought current, and shall have the right to suspend the supply of any future batches of Product unless Prometheus shall also have provided reasonable security for future payment as required by GSK; provided further, if Prometheus fails to cure its breach of payment within such ninety (90) day period, GSK may immediately terminate this Agreement.

          (d)   In the event Prometheus fails to submit FDA filings to register its Third Party Supplier to manufacture Product within twenty-four (24) months after the Effective Date, GSK may terminate this Agreement at the end of the Initial Term (irrespective of any Renewal Term elected pursuant to Section 14.1); however, if Prometheus has submitted FDA filings to register its Third Party Supplier to manufacture Product within twenty-four (24) months after the Effective Date, then

  GSK shall continue to supply the Product during the first Renewal Term (if such Renewal Term has been elected by Prometheus pursuant to Section 14.1). GSK may in its discretion, elect to terminate this Agreement at the end of the first Renewal Term, if any, and shall upon such termination have no further obligations hereunder (subject to Section 15.12). For the avoidance of doubt, any decision to supply Product beyond the first Renewal Term shall be in GSK's sole discretion (after discussion by the Parties if Prometheus requests per Section 14.1 supply of Product beyond the first Renewal Term) and pursuant to terms identified in Section 3.1(c).

          (e)   Except to the extent limited by Applicable Law, either Party may terminate this Agreement effective upon written notice to the other Party, if the other Party becomes insolvent or admits in writing its inability to pay its debts as they become due, makes an assignment for the benefit of its creditors or has a receiver, trustee or other court officer appointed for its properties or assets.

          (f)    Except to the extent limited by Applicable Law, the Term of this Agreement shall automatically expire and this Agreement shall terminate, without the necessity of any notice or action by either party, upon the expiration of fifteen (15) days after any resolution by Prometheus' Board of Directors authorizing either (i) the filing of a petition for relief under Title 11 of the United States Code, or (ii) consent to entry of an order for relief under 11 U.S.C. § 303, provided, however, that in GSK's sole discretion, and subject to a demonstration of adequate protection for GSK, GSK may elect to waive the effect of this Section 14.2(e).

          (g)   Upon expiration or termination of this Agreement, each Party shall return the other Party's Confidential Information and all rights and obligations shall cease to exist except for: (a) the payment of unpaid invoices due for finished Products Delivered or to be Delivered in accordance with this Agreement; (b) the rights and obligations of the Parties which are set forth to survive pursuant to Section 15.12; and (c) within thirty (30) days following the completion of GSK's manufacturing and supply obligations under this Agreement, GSK shall return to Prometheus, at Prometheus' expense, all tooling provided to GSK pursuant to Section 4.1 and that is then being used or held for use in connection with Product manufacturing. In addition, upon termination of this Agreement under Section 14.2(b) or 14.2(d) or by Prometheus pursuant to Section 14.2(a) or 14.2(c), if requested by Prometheus and provided that Prometheus is not delinquent in paying any amounts properly invoiced to Prometheus, GSK shall: (i) complete the manufacture of and supply to Prometheus and/or its designates all Products which Prometheus ordered from GSK pursuant to accepted Purchase Orders prior to termination, provided that Prometheus also has complied with Sections 2.2, 2.3 and sufficient API is available for such manufacture as described in Section 4.4(a); and (ii) ship any Materials in GSK's possession or control that Prometheus is required to purchase at GSK's cost pursuant to Section 2.6. In addition, upon termination of this Agreement under Section 14.2(b) or by Prometheus pursuant to Section 14.2(c), GSK shall use commercially reasonable efforts in a manner consistent with Section 4.6(a) and mutually agreed by the Parties to assist Prometheus with transfer of the manufacture of the API and the Products to any other facility or facilities selected by Prometheus, in its sole discretion.

        14.3    Injunctive Relief.

        In the event that either Prometheus or GSK breaches or threatens to breach any provision of Article VIII of this Agreement, the Parties agree that irreparable harm to the other Party is presumed and the damage to such Party likely would be very difficult to ascertain and would be inadequate. Accordingly, in the event of such circumstances, each of Prometheus and GSK agree that, in addition to any other right and remedies available at law or in equity, the non-breaching Party shall have the right to seek injunctive relief from any court of competent jurisdiction, and the breaching Party waives the requirement that a bond be posted.

Article XV
 Miscellaneous

        15.1    Standard Forms.

        In all communications, GSK and Prometheus may employ their standard forms, but nothing in those forms, including Purchase Orders, shall be construed to modify or amend the terms and conditions of this Agreement, and, in the case of any conflict herewith, the terms and conditions of this Agreement shall control.

        15.2    Notices.

        In addition to the other specific procedures for notification required herein, all notices, demands, requests and other communications made hereunder shall be in writing and shall be given either by personal delivery, by nationally recognized overnight courier (with charges prepaid), or by facsimile transmission (with telephone confirmation), and shall be deemed to have been given or made: (i) if personally delivered, on the day of such delivery; (ii) if sent by overnight courier, on the day following the date deposited with such overnight courier service; or (iii) if by facsimile transmission, on the date transmitted to receiving facsimile machine and confirmed by telephone, in each case pending the designation of another address, addressed as follows:

    If to GSK:

      GlaxoSmithKline
      P.O. Box 13398
      Five Moore Drive
      Research Triangle Park, NC 27709-3398
      Attention:    Attention: Director of Contract Manufacturing NA Rx
      Facsimile:    (704) 625-9163

    With a copy (which shall not constitute notice) to:

      GlaxoSmithKline
      One Franklin Plaza
      200 North 16th Street
      Philadelphia, PA 19102
      Attention:    Vice President, Associate General Counsel
      Facsimile:    (215) 751-3489

    If to Prometheus:

      Prometheus Laboratories Inc.
      9410 Carroll Park Drive
      San Diego, CA 92121
      Attn:    President
      Facsimile:    (858) 410-1945

    With a copy (which shall not constitute notice) to:

      Prometheus Laboratories Inc.
      9410 Carroll Park Drive
      San Diego, CA 92121
      Attn:    Legal Department
      Facsimile:    (858) 332-3393

        15.3    Independent Contractors.

        In the exercise of its obligations and in respect of its rights and entitlements hereunder or in respect hereof, Prometheus and GSK are and shall in all respects be treated as independent contractors with respect to each other. Neither Party shall be deemed to be a co-venturer or partner of the other. Neither Party is an employee or a legal representative of the other Party for any purpose. Neither Party shall have the authority to enter into any contracts in the name of or on behalf of the other Party.

        15.4    Entire Understanding.

        This Agreement, including the Asset Purchase Agreement (and the Other Agreements as that term is defined therein), the Quality Agreement, the Trading Services Agreement, the Schedules attached hereto and any other document identified herein, represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings between the Parties with respect to such subject matter, which are hereby expressly terminated. Without limiting the foregoing, the Parties acknowledge and agree that their respective rights and obligations with respect to confidential information and publicity are set forth in Section 8.1 of the Asset Purchase Agreement.

        15.5    Unintentional Omissions.

        The Parties acknowledge that they have expended substantial effort in preparing this Agreement and attempting to describe, in the Schedules hereto, as thoroughly and precisely as possible, Specifications, Products, and other information. However, despite these efforts, the Parties acknowledge the possibility of involuntary or inadvertent omissions from the Schedules. The Parties will agree in writing to the changes to be made to the Schedules to add these inadvertent or involuntary omissions and any such written agreement executed by the Parties shall serve as an amendment to this Agreement.

        15.6    Transferability; Binding Effect.

        Neither this Agreement, nor any of the rights or obligations of a Party may be directly or indirectly assigned, sold, delegated or otherwise disposed of without the prior written consent of the other Party, which consent may not be unreasonably withheld; provided, however, that either Party may assign this Agreement to an Affiliate, including any successor in interest by way of any reincorporation or other reorganization, and either Party may assign this Agreement to a successor by merger, acquisition, or sale of all or substantially all of such Party's business assets in the field to which this Agreement relates without the consent of the other Party, provided that in each case, absent a novation agreement between the assigning Party and the other Party, such assigning Party shall continue to be liable for any breaches of this Agreement by the assignee.

        15.7    Dispute Resolution.

        If the Parties fail to resolve any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement (other than one relating to a breach of a Party's obligations with respect to confidential information under Section 8.1 of the Asset Purchase Agreement or with respect to the validity, enforceability, infringement or misappropriation of Intellectual Property rights, which shall not be subject to this Section 15.7), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (a "Claim"), either Party may refer the dispute, by notice to the other Party, to their respective officers designated below or such other officers as the

Parties may designate in writing from time to time, for attempted resolution by good faith negotiations within thirty (30) days after that notice is received. The designated officers are as follows:

For GSK:	Vice President, Associate General Counsel
For Prometheus:	Vice President, Legal Affairs

        If such dispute is not solved by the end of the thirty (30) day period, the Parties shall be free to pursue any legal or equitable remedy available to them. Each Party will bear its own attorneys' fees and other costs and expenses.

        15.8    Subcontractors.

        GSK may utilize subcontractors with appropriate expertise and experience in the performance of its obligations under this Agreement.

        15.9    Amendment.

        Any amendment, modification or supplement of or to any provision of this Agreement, including the Schedules hereto, shall be effective only in writing and signed by a duly authorized officer of suitable title of all Parties hereto. The Parties hereto waive the right to amend the provisions of this Section 15.9 orally.

        15.10    Severability.

        If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity or enforceability of the remainder of this Agreement, and the invalid or unenforceable provision shall be fully severed from this Agreement and there shall automatically be added in lieu thereof a provision as similar in terms and intent to such severed provision as may be legal, valid and enforceable.

        15.11    Waiver.

        Any failure of Prometheus or GSK to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by the other Party hereto and such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

        15.12    Survival.

        Article I, Article V, Article VI, Article VIII, Article XI, Article XII, Article XV, and Sections 3.3, 3.5, 3.6, 9.2, 13.2, and 14.3, and any other provision which by its terms specifically shall so state, together with any obligation to make accrued but unpaid payments due hereunder, shall survive the termination or expiration of this Agreement.

        15.13    Drafting Ambiguities.

        Each Party to this Agreement and its counsel have reviewed and revised this Agreement. The rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any amendment or Schedule to this Agreement.

        15.14    Headings; Schedules; Counterparts.

          (a)    Headings.    The headings of the Sections of this Agreement are for reference purposes only, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

          (b)    Schedules.    All Schedules delivered pursuant to this Agreement shall be deemed part of this Agreement and incorporated herein by reference, as if fully set forth herein. All provisions contained in any Schedule delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement.

          (c)    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        15.15    Governing Law.

        This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of law, and the Parties hereby irrevocably consents to the jurisdiction of the state and federal courts of New York. The United Nations Convention on Contracts for the International Sale of Goods is expressly disclaimed.

[signature page follows]

[Signature Page to Supply Agreement]

        IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed as of the date first written above.

SMITHKLINE BEECHAM CORPORATION (d/b/a GlaxoSmithKline)
By:	/s/ DONALD F. PARMAN
Name:	Donald F. Parman
Title:	Vice President & Secretary
PROMETHEUS LABORATORIES INC.
By:	/s/ JOSEPH M. LIMBER
Name:	Joseph M. Limber
Title:	President & CEO

[Signature Page to Supply Agreement]

        IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed as of the date first written above.

SMITHKLINE BEECHAM CORPORATION (d/b/a GlaxoSmithKline)
By:

Name:

Title:

PROMETHEUS LABORATORIES INC.
By:

Name:

Title:

Schedule 2.2(a)

Form of Forecast

[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.6(a)

API Price

Material	Price Per Kg
Finished alosetron API	$[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 2.6(b)

Materials Specific to the Products

[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.1

Product, Product Prices and Standard Batch Sizes

Product	Price Per Unit	Standard Batch Size
Lotronex (alosetron HCl) 0.5 mg (30 tablet bottle)	$[***]*	[***] bottles
Lotronex (alosetron HCl) 1 mg (30 tablet bottle)	$[***]*	[***] bottles

*
Price is inclusive of all Materials.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.2(c)

Form of Trading Services Agreement

PROMETHEUS LABORATORIES, INC.

XXX yy, 2007

Dear Sirs,

Agreement dated [                        ] between SmithKline Beecham Corporation ("GSK") and [PROMETHEUS LABORATORIES, INC.], a [                        ] corporation ("Prometheus") re: Supply and Distribution agreement of Lotronex ("the Principal Contract")

1.
Reference is made to the Principal Contract. Words and expressions defined or interpreted in the Principal Contract shall have the same meanings when used or interpreted in this Agreement. This Agreement records the terms on which GlaxoSmithKline Trading Services Limited("GSKTS") as Nominated Supplier shall sell the Product(s) to PROMETHEUS.

2.
The terms of the sale of the Products to PROMETHEUS are as follows:-

•
Product Prices—as set out in the Schedule attached;

•
Delivery—All Products shall be shipped [***]; and

•
Payment within [***] days after the date of GSK's or its Affiliate's invoice from each shipment in USD by electronic transfer to the following Bank Account in the name of GSKTS;

[***]
[***]
[***]

[***]
[***]
[***]

3.
The terms and conditions of the Principal Contract shall in all other respects govern the relationship between PROMETHEUS and GSKTS so far as applicable to the sale and purchase of the Products under this Agreement.

4.
Any Agreements previously entered into between PROMETHEUS and GSKTS with respect to the supply of the Products (or any of them) by GSKTS to PROMETHEUS are superseded and replaced by this Agreement.

5.
This Agreement shall terminate automatically in the event that the Principal Contract terminates for any reason. Any amounts due to GSKTS prior to any such termination shall continue to be payable to GSKTS notwithstanding any such termination.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.
This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of law, and the Parties hereby irrevocably consents to the jurisdiction of the state and federal courts of New York. The United Nations Convention on Contracts for the International Sale of Goods is expressly disclaimed.

For and on behalf of GSK TRADING SERVICES	For and on behalf of LIMITED PROMETHEUS LABORATORIES INC.
Signature	Signature
Graham Rivers Name	Name
Director Position	Position

SCHEDULE

The Products and Prices

Product	Price (US Dollars/30 Count Bottle)

Lotronex (alosetron HCl) 0.5 mg (30 tablet bottle)	$[***]
Lotronex (alosetron HCl) 1 mg (30 tablet bottle)	$[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.1

Specifications Index

Specification Title	Specification Reference #
Finished Product Specifications
[***]	[***]
[***]	[***]
Excipient Specifications
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Packaging Component Specifications—0.5 mg 30s
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Packaging Component Specifications—1 mg 30s
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
API Specifications (including finished API, Intermediates & Raw Materials)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.4(a)

API Intermediate Material

API Intermediate Material	Cost per Kg
[***]	$[***]

Material Location	Material	Description	Batch No	Quantity (Kg)	Supply Source
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.5

[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.6(a)

Transition Plan Parameters

[***]

Three pages have been omitted pursuant to a request for confidential treatment.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.6(c)

API Raw Material and Intermediates

API Raw Material and/or API Intermediate Material	Cost per Kg
[***]	$[***]
[***]	$[***]

Material Location	Material	Description	Batch No	Quantity (Kg)	Supply Source
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

QuickLinks

  Exhibit 10.20